SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant  /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:
/X/  Preliminary Proxy Statement       / /  Confidential, for Use
                                            of the Commission
                                            Only (as permitted by
                                            Rule 14a-6(e)(2))
/  /  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Under Rule 14a-12

                           DENTSPLY International Inc.
                (Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (Check the appropriate box):
/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules
     14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:
     (2) Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     (4) Proposed maximum aggregate value of transaction:
     (5) Total fee paid:
/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
     (1) Amount previously paid:
     (2) Form, Schedule or Registration Statement no.:
     (3) Filing Party:
     (4) Date Filed:

DENTSPLY LOGO                                             DENTSPLY International
                                                          570 West College
                                                          Avenue
                                                          P.O. Box 872
                                                          York, PA
                                                          17405-0872
                                                          (717) 845-7511
                                                          Fax (717)854-2343






                                April 18, 2002


Dear DENTSPLY Stockholder:

   You are cordially invited to attend the 2002 Annual Meeting of Stockholders to be held on Wednesday, May 22, 2002, at 9:30 a.m., at the Company's Employee Meeting Room in York, Pennsylvania.

   The Annual Meeting will include voting on the matters described in the accompanying Notice of Annual Meeting and Proxy Statement, a report on Company operations and discussion.

   Whether or not you plan to attend, you can ensure that your shares are represented at the Annual Meeting by voting your proxy. You have two ways to vote your proxy. You may vote by mail by promptly completing, signing, dating and returning the enclosed proxy card in the envelope provided, or you may vote by internet by following the instructions on the proxy card or going to the internet at www.computershare.com/us/proxy. Your vote is important. Please take a moment now to vote through one of the above methods.

                                                      Sincerely,

                                                      /s/ John C. Miles II
                                                      John C. Miles II
                                                      Chairman of the Board and
                                                      Chief Executive Officer
                                       2

                          DENTSPLY INTERNATIONAL INC.
                            570 West College Avenue
                         York, Pennsylvania 17405-0872
                                ---------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD ON WEDNESDAY, MAY 22, 2002
                                ---------------

   The Annual Meeting of Stockholders (the "Annual Meeting") of DENTSPLY International Inc., a Delaware corporation (the "Company"), will be held on Wednesday, May 22, 2002, at 9:30 a.m., local time, at the Company's Employee Meeting Room, 570 West College Avenue, York, Pennsylvania, for the following purposes:

     1. To elect three Class I directors to serve for a term of three years and until their respective successors are duly elected and qualified;

     2. To ratify the appointment of PricewaterhouseCoopers LLP, independent certified public accountants, to audit the books and accounts of the Company for the year ending December 31, 2002;

     3. To amend the Company's Certificate of Incorporation to increase the number of authorized shares;

     4. To approve the 2002  DENTSPLY  International  Inc.  Stock  Option Plan;
   and

     5. To transact such other business as may properly come before the Annual Meeting and any and all adjournments and postponements thereof.

   The Board of Directors has fixed the close of business on April 5, 2002 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

   The enclosed proxy is solicited by the Board of Directors of the Company. Reference is made to the accompanying Proxy Statement for further information with respect to the business to be transacted at the Annual Meeting.

   A complete list of the stockholders entitled to vote at the Annual Meeting will be available during ordinary business hours for examination by any stockholder, for any purpose germane to the Annual Meeting, for a period of at least ten days prior to the Annual Meeting, at the Company's Employee Meeting Room, 570 West College Avenue, York, Pennsylvania.

   The Board of Directors urges you to vote your proxy either by mail or through the internet. You are cordially invited to attend the Annual Meeting in person. The voting of your proxy will not affect your right to revoke your proxy or to vote in person if you do attend the Annual Meeting.

                                           By order of the Board of Directors,
                                                    BRIAN M. ADDISON
                                              Vice President, Secretary and
                                                     General Counsel
York, Pennsylvania
April 18, 2002

             YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU
                           OWNED ON THE RECORD DATE.

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. OR, IF YOU WISH, YOU MAY PROVIDE YOUR PROXY INSTRUCTION USING THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE COMPANY OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN VOTING YOUR PROXY PROMPTLY.

                          DENTSPLY INTERNATIONAL INC.
                            570 West College Avenue
                         York, Pennsylvania 17405-0872
                                ---------------

                                PROXY STATEMENT
                                ---------------

                              GENERAL INFORMATION

   This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of DENTSPLY International Inc., a Delaware corporation ("DENTSPLY" or the "Company"), for use at the Company's 2002 Annual Meeting of Stockholders (together with any and all adjournments and postponements thereof, the "Annual Meeting") to be held on Wednesday, May 22, 2002, at 9:30 a.m., local time, at the Company's Employee Meeting Room, 570 West College Avenue, York, Pennsylvania, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement, together with the foregoing Notice and the enclosed proxy card, are first being sent to stockholders on or about April 18, 2002.

   The Board of Directors has fixed the close of business on April 5, 2002 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. On the record date, there were xx,xxx,xxx shares of Common Stock of the Company, par value $.01 per share ("Common
Stock"), outstanding and entitled to vote. Each share of Common Stock is entitled to one vote per share on each matter properly brought before the Annual Meeting. Shares can be voted at the Annual Meeting only if the stockholder is present in person or is represented by proxy. The presence, in person or by proxy, at the Annual Meeting of shares of Common Stock representing at least a majority of the total number of shares of Common Stock outstanding on the record date will constitute a quorum for purposes of the Annual Meeting.

   Whether or not you are able to attend the Annual Meeting, you are urged to vote your proxy, either by mail or the internet, which is solicited by the Company's Board of Directors and which will be voted as you direct. In the absence of instructions, shares represented by properly provided proxies will be voted as recommended by the Board of Directors.

   Any proxy may be revoked at any time prior to its exercise by attending the Annual Meeting and voting in person, by notifying the Secretary of the Company of such revocation in writing or by delivering a duly executed proxy bearing a later date, provided that such notice or proxy is actually received by the Company prior to the taking of any vote at the Annual Meeting.

   The cost of solicitation of proxies for use at the Annual Meeting will be borne by the Company. Solicitations will be made primarily by mail, facsimile or through the internet, and employees or agents of the Company may solicit proxies personally or by telephone.

   Brokers, banks and other nominee holders will be requested to obtain voting instructions of beneficial owners of stock registered in their names. The Company will reimburse these record holders for their reasonable out-of-pocket expenses incurred in doing so. Shares represented by a duly completed proxy submitted by a nominee holder on behalf of beneficial owners will be counted for quorum purposes, and will be voted to the extent instructed by the nominee holder on the proxy card or through the internet. The rules applicable to a nominee holder may preclude it from voting the shares that it holds on certain kinds of proposals unless it receives voting instructions from the beneficial owners of the shares (sometimes referred to as "broker non-votes").

                             ELECTION OF DIRECTORS

   The Restated Certificate of Incorporation and the by-laws of the Company provide that the number of directors (which is to be not less than three) is to be determined from time to time by resolution of the Board of Directors. The Board is currently comprised of twelve persons.

   Pursuant to the Company's Restated Certificate of Incorporation, the members of the Board of Directors are divided into three classes. Each class is to consist, as nearly as may be possible, of one-third of the whole number of members of the Board. The term of the Class I directors expires at the Annual Meeting. The terms of the Class II and Class III directors will expire at the 2003 and 2004 Annual Meetings of Stockholders, respectively. At each Annual Meeting, the directors elected to succeed those whose terms expire are of the same class as the directors they succeed and are elected for a term to expire at the third Annual Meeting of Stockholders after their election and until their successors are duly elected and qualified. A director elected to fill a vacancy is elected to the same class as the director he succeeds, and a director elected to fill a newly created directorship holds office until the next election of the class to which such director is elected.

   Three of the five incumbent Class I directors are nominees for election this year for a three-year term expiring at the 2005 Annual Meeting of Stockholders. Two of the five incumbent Class I directors, Douglas K. Chapman and C. Frederick Fetterolf, will retire at the end of their current terms, which expire at the Annual Meeting. In the election, the three persons who receive the highest number of votes actually cast will be elected. The proxy named in the proxy card and on the internet voting site intends to vote for the election of the three Class I nominees listed below unless otherwise instructed. If a holder does not wish his or her shares to be voted for a particular nominee, the holder must identify the exception in the appropriate space provided on the proxy card or on the internet site, in which event the shares will be voted for the other listed nominees. If any nominee becomes unable to serve, the proxy may vote for another person designated by the Board of Directors or the Board may reduce the number of directors. The Company has no reason to believe that any nominee will be unable to serve.

   The Company's by-laws require that stockholders seeking to nominate persons for election to the Board, or to propose other business to be brought before an Annual Meeting of Stockholders, comply with certain procedures. See "Stockholder Proposals for 2003 Proxy Statement".

   Set forth below is certain information with regard to each of the nominees for election as Class I directors and each continuing Class II and Class III director.

                  Nominees for Election as Class I Directors

                Name and Age            Principal Occupation and Directorships

                Dr. Michael C. Alfano   Dr. Alfano has been the Dean and
                  Age 54                Professor of Periodontics and Biological
                                        Sciences at the College of Dentistry,
                                        New York University since 1998.
                                        Beginning in 1982 until 1998 he held a
                                        number of positions with Block Drug
                                        Company, including Senior Vice President for Research & Technology and President of Block Professional Dental Products
                                        Company. He served on the Board of
                                        Directors of Block Drug Company, Inc.
                                        from 1988 to 1998. He serves as a member of or consultant to various public health organizations, including the
                                        Editorial Board of the American Journal
                                        of Dentistry since 1987, and has served
                                        on the Board of Overseers for the School of Dental Medicine at the University of Pennsylvania since 1992. In addition,
                                        Dr. Alfano is a consultant to the Board
                                        of Orapharma, Inc. and to the Consumer
                                        Healthcare Product Association. He is a
                                        Director and serves on the Executive
                                        Committee of the Friends of the National
                                        Institute for Dental and Craniofacial
                                        Research. Dr. Alfano was appointed to
                                        the Dentsply Board of Directors in
                                        February, 2001.

                Name and Age            Principal Occupation and Directorships

                Burton C.Borgelt        Mr. Borgelt has been retired since May
                  Age 69                1996. He was named Chief Executive
                                        Officer of the Company on February 8,
                                        1995 and served in that capacity until
                                        December 31, 1995. Mr. Borgelt served as
                                        Chairman of the Board of the Company
                                        from the merger of Dentsply
                                        International Inc. ("Old Dentsply") and
                                        Gendex Corporation on June 11, 1993
                                        ("the Merger") until May 1996 and has
                                        served as a director of the Company
                                        since the Merger. Prior to the Merger,
                                        Mr. Borgelt served as Chairman of the
                                        Board and Chief Executive Officer of Old
                                        Dentsply commencing in March 1989 and as the Chief Executive Officer and a director of Old Dentsply commencing in February 1981. Mr. Borgelt also serves as a director of Mellon Bank Corporation and Mellon Bank N.A.

                William F.Hecht         Mr. Hecht has been the President of
                  Age 59                PPL Corp., a diversified utility and
                                        energy services company, since 1991 and
                                        in 1993 he also became its Chairman and
                                        Chief Executive Officer. Mr. Hecht is a
                                        member of the Board of Directors of the
                                        Nuclear Energy Institute, is past
                                        Chairman and a current board member of
                                        the Utility Education Coalition, and
                                        serves as a director of the National
                                        Association of Manufacturers. Mr. Hecht
                                        is also a Trustee of Lehigh University
                                        and serves on the Board of Directors for Lehigh Valley Hospital and Health
                                        Network. He also serves on the board of
                                        directors of RenaissanceRe Holdings
                                        Ltd., a global provider of reinsurance
                                        and insurance coverage whose principal
                                        product is property catastrophe
                                        insurance. Mr. Hecht was appointed to
                                        the Dentsply Board of Directors in March
                                        2001.

                  Nominees for Election as Class II Directors

                Name and Age            Principal Occupation and Directorships

                 Leslie A.Jones         Mr. Jones served as Chairman of the
                   Age 62               Board of the Company from May 1996
                                        to May 1998. From January 1991 to
                                        January 1992, he was a Senior Vice
                                        President and Special Assistant to the
                                        President of Old Dentsply. Prior to that time, Mr. Jones served as Old Dentsply's
                                        Senior Vice President of North American
                                        Operations. Mr. Jones has served as a
                                        director of the Company since the Merger and prior thereto served as a director of Old Dentsply.

                 Betty Jane Scheihing   Ms. Scheihing is a Senior Vice
                   Age 53               President, Office of the President
                                        of Arrow Electronics, Inc. Ms. Scheihing was appointed to the Office of the President at Arrow Electronics in 1997.
                                        She was named Senior Vice President,
                                        Worldwide Operations in 1996. Prior to
                                        that, she worked since 1967 at Arrow in
                                        a number of operational and management
                                        positions. She serves on the Boards of
                                        the Billy Graham Evangelistic
                                        Association and her alma mater, the
                                        Philadelphia College of Bible. Ms.
                                        Scheihing was appointed to the Dentsply
                                        Board of Directors in August 2001.

                 Edgar H.Schollmaier    Mr. Schollmaier held the position of
                   Age 68               President of Alcon Laboratories, Inc. of
                                        Fort Worth, Texas, a wholly-owned
                                        Subsidiary of Nestle S.A., from 1972 to
                                        1997. He was Alcon's Chief Executive for the last twenty years of that term. He also serves as a director of Incara
                                        Pharmaceuticals Corporation, and is a
                                        trustee of Texas Christian University.
                                        Mr. Schollmaier has served as a director of the Company since June 1996.

                  Nominees for Election as Class III Directors

                Name and Age            Principal Occupation and Directorships

                Michael J.Coleman       Mr. Coleman is the President of Cape
                  Age 58                Publications and
                                        publisher of FLORIDA TODAY, Melbourne,
                                        Florida, and has been the President of
                                        the South Regional Newspaper Group since
                                        1991. From July 1986 to May 1991, Mr.
                                        Coleman was the President and publisher
                                        of the ROCKFORD REGISTER STAR. Mr.
                                        Coleman is a member of the National
                                        Newspaper Association and the American
                                        Society of Newspaper Editors. Mr.
                                        Coleman has served as a director of the
                                        Company since the Merger and prior
                                        thereto served as a director of Old
                                        Dentsply

                Paula H.Cholmondeley    Ms. Cholmondeley has served as the Vice
                  Age 54                President and General Manager of
                                        Specialty Products for Sappi Fine Paper, a subsidiary of Sappi Limited since
                                        April 2000 and prior to that from
                                        January 1998 until April 2000, she was a private consultant on Strategic Planning and Mergers and Acquisitions. From 1992 until January 1998, Ms. Cholmondeley held various management positions with
                                        Owens Corning, including General Manager of Residential Insulation. Ms.
                                        Cholmondeley served in the White House
                                        Fellows Organization as a Special
                                        Assistant to the U.S. Trade
                                        Representative for several countries in
                                        the Far East from 1982 to 1983. She has
                                        also held a Number of significant
                                        positions with several companies
                                        including several managerial positions
                                        with Westinghouse Elevator Company, and
                                        as Chief Financial Officer and Senior
                                        Vice President for Blue Cross of Greater
                                        Philadelphia. . She serves on the Board
                                        of the Villanova Capital mutual fund,
                                        and the Graduate Executive Board of the
                                        Wharton School. Ms. Cholmondeley was
                                        appointed to the Dentsply Board of
                                        Directors in September 2001.

                John C. Miles II        Mr. Miles assumed responsibility as
                  Age 60                Chairman of the   Board on May 20, 1998.
                                        Prior to that he was named Chief
                                        Executive Officer of the Company on
                                        January 1, 1996 and Vice Chairman of the
                                        Board on January 1, 1997. He was
                                        President and Chief Operating Officer
                                        and a director of the Company since the
                                        Merger, and served as President and
                                        Chief Operating Officer and a director
                                        of Old Dentsply commencing January 1990.
                                        Mr. Miles is currently serving as a
                                        director of the National Foundation of
                                        Dentistry for the Handicapped,
                                        Respironics, Inc. and the American
                                        Dental Trade Association.

                W. Keith Smith          Mr. Smith has been retired since
                  Age 67                December 31, 1998. He served as Vice
                                        Chairman of Mellon Bank Corporation and
                                        Mellon Bank N.A. from July 1987 until
                                        December 31, 1998. He also has served as Chairman and Chief Executive Officer of
                                        The Boston Company and Boston Safe
                                        Deposit & Trust Company since May 1993.
                                        In addition, from August 1994 until
                                        January 1995, he served as Chief
                                        Operating Officer of The Dreyfus
                                        Corporation, and subsequent to January
                                        1995 he served as Chairman of the Board
                                        of The Dreyfus Corporation as well as
                                        Chairman of Buck Consultants, Inc. He
                                        currently serves as a director of
                                        Invesmart Inc., PPL Corporation, Baytree
                                        Bancorp, Inc. and Baytree National Bank
                                        and Trust Company. Mr. Smith has served
                                        as a director of the Company since the
                                        Merger and prior thereto served as a
                                        director of Old Dentsply.

Votes Required

   The Class I directors will be elected by a plurality of the votes of shares present and entitled to vote. Accordingly, the three nominees for election as directors who receive the highest number of votes actually cast will be elected. Broker non-votes will be treated as shares that neither are capable of being voted nor have been voted and, accordingly, will have no effect on the outcome of the election of directors.

   The Board of Directors unanimously recommends a vote FOR the nominees for election as Class I directors.

Board of Directors and Committees

   The Company's Board of Directors held seven meetings during 2001, three of which were telephone meetings. The Board has an Executive Committee, an Audit and Information Technology Committee, a Board Governance Committee and a Human Resources Committee, which has a Stock Option Subcommittee. The current composition and activities of the Committees are described below.

   The Executive Committee provides guidance to the executive officers of the Company between meetings of the Board. The members of the Executive Committee are Messrs. Miles (Chairman), Borgelt, Chapman and Jones. The Executive
Committee held two meetings during 2001, both of which were telephone meetings.

   The Audit and Information Technology Committee (the "Audit Committee") is responsible for nominating the Company's independent auditors for approval by the Board; reviewing the scope, results and costs of the audit with the
Company's independent auditors; reviewing the financial statements of the Company and the audit function to ensure compliance with requirements of regulatory agencies and appropriate disclosure of necessary information to the stockholders of the Company and reviewing and evaluating the information technology activities of the Company. For further information on Audit Committee activity, please refer to the section of this proxy entitled "Audit Committee Disclosure". The members of the Audit Committee are Messrs. Schollmaier (Chairman), Chapman, Hecht, and Jones and Ms. Cholmondeley. Ms. Danaher served on the committee until her resignation from the Board in June 2001. Mr. Hecht joined the committee in May 2001 and Ms. Cholmondeley joined the committee in September 2001. The Audit and Information Technology Committee held three meetings during 2001.

   The Board Governance Committee is responsible for identifying and recommending individuals to serve on the Board, reviewing and recommending Board policies and appraising the performance of the Board. The members of this Committee are Messrs. Jones (Chairman), Miles and Smith. Dr. Dugoni served on the committee until his retirement in May 2001. The Board
Governance Committee held three meetings during 2001, one of which was a telephone meeting.

   The Human Resources Committee is responsible for evaluating and administering compensation levels for all officers of the Company. Its current members are Messrs. Coleman (Chairman), Alfano, Borgelt, Fetterolf and Smith, and Ms. Scheihing. Dr. Alfano joined the committee in May 2001 and Ms. Scheihing joined the committee in September 2001. The Human Resources Committee met two times during 2001. The Stock Option Subcommittee was created in 1998 and is responsible for administering the Company's 1998 Stock Option Plan. Its current members are Messrs. Coleman (Chairman), Alfano, Fetterolf and Smith, and Ms. Scheihing. Ms. Scheihing joined this subcommittee in September 2001.

   No directors, except Ms. Danaher and Ms. Scheihing attended fewer than 75% of the total number of meetings of the Board and the meetings of any committee of the Board on which a director served during the period in which the director served on the Board and such committee during year ended December 31, 2001.

            RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

   The Audit Committee recommended and the Board of Directors appointed PricewaterhouseCoopers LLP ("PwC"), independent certified public accountants, as auditors to audit the financial statements of the Company for the year ending December 31, 2002.

   In the event the appointment of PwC for 2002 is ratified, it is expected that PwC will also audit the books and accounts of certain subsidiaries of the Company at the close of their current fiscal years. A representative of PwC will be present at the Annual Meeting and will have the opportunity to make a statement, if such person desires to do so, and to respond to appropriate questions.

   The  proposal  to ratify  the  appointment  of PwC will be  approved  by the stockholders if it receives the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal. If there is an abstention noted on the proxy materials on this proposal, the abstention will have the effect of a vote against the proposal even though the shares represented thereby will not be counted as having been voted for or against the proposal. Broker non-votes will be treated as shares not capable of being voted on the proposal and, accordingly, will have no effect on the outcome of voting on the proposal.

   The Board of Directors unanimously recommends a vote FOR ratification of the selection of PwC as independent accountants.

               AMENDMENT OF OUR CERTIFICATE OF INCORPORATION TO
               INCREASE THE RESTATED NUMBER OF AUTHORIZED SHARES

   On March __, 2002, our Board of Directors unanimously approved an amendment to our Restated Certificate of Incorporation that would increase the number of shares of Common Stock authorized for issuance from 100,000,000 shares to 200,000,000 shares. The Board also has directed that the proposed amendment be submitted to the stockholders for approval at the Annual Meeting

   The proposed amendment would amend and restate Article 4A. of our Restated Certificate of Incorporation to read as follows:

      "4A. Number of Shares and Classes. The aggregate number of shares of stock which the corporation shall have authority to issue is Two Hundred Million Two Hundred Fifty Thousand (200,250,000) shares, which shall be divided into two classes as follows:

           (1) Two Hundred Million (200,000,000) shares of Common Stock, the par value of each of which shares is One Cent ($0.01), amounting in the aggregate to Two Million Dollars ($2,000,000); and

           (2) Two Hundred Fifty Thousand (250,000) shares of Preferred Stock, the par value of each of which shares is One Dollar
                ($1.00), amounting in the aggregate to Two Hundred Fifty Thousand Dollars ($250,000)."

      The purpose of the amendment is to provide additional shares of authorized Common Stock. After the stock split effectuated January 31, 2002, the Company has outstanding approximately seventy-eight million of its currently authorized shares of Common Stock of one hundred million. Our Board believes it desirable to increase the authorized number of shares of Common Stock in order to provide us with adequate flexibility in corporate planning and strategies. The availability of additional Common Stock for issuance could be used for a number of purposes, including corporate financing, future acquisitions, stock splits, stock options and other stock-based compensation. Such additional authorized shares may be issued for such purposes and for such consideration as the Board may determine without further stockholder approval, unless such action is required by applicable law or the rules of the NASDAQ stock market or any stock exchange on which our securities may be listed.

      The additional shares of Common Stock for which authorization is sought would be part of the existing class of Common Stock, and, to the extent issued, would have the same rights and privileges as the shares of Common Stock presently outstanding. Ownership of shares of our Common Stock confers no preemptive rights. Future issuances of additional shares of Common Stock or securities convertible into Common Stock, whether pursuant to an acquisition or other corporate transaction, would have the effect of diluting the voting rights and could have the effect of diluting earnings per share and book value per share of existing stockholders.

      The increase in the authorized but unissued shares of Common Stock which would result from adoption of the proposed amendment could have a potential anti-takeover effect with respect to the Company, although our management is not presenting the proposal for that reason and does not presently anticipate using the increased authorized shares for such a purpose. The potential anti-takeover effect of the proposed amendment arises because it would enable the Company to issue additional shares of Common Stock up to the total authorized number with the effect that the shareholdings and related voting rights of then existing stockholders would be diluted to an extent proportionate to the number of additional shares issued.

      If this proposal is approved, we intend to promptly file an amendment to our Restated Certificate of Incorporation with the Delaware Secretary of State, upon which filing the proposed amendment will become effective.

Vote Required

      Under applicable Delaware law, amendment of our Restated Certificate of Incorporation requires the affirmative vote of a majority of the outstanding shares of our Common Stock entitled to vote theron. Because they will not be recorded as votes in favor of such amendment, abstentions and broker non-votes will have the effect of votes against amendment of our Restated Certificate of Incorporation.

         The Board unanimously recommends a vote FOR amendment of the
        Restated Certificate of Incorporation to increase the number of shares of common stock authorized for issuance.


                  APPROVAL OF THE 2002 DENTSPLY INTERNATIONAL
                               STOCK OPTION PLAN

      On March __,  2002,  the Board  adopted the DENTSPLY  International  Inc.
2002 Stock Option Plan (the "2002 Stock Option Plan") and determined to submit the 2002 Stock Option Plan for approval at the Annual Meeting. The 2002 Stock Option Plan was adopted for the purpose of promoting the growth and development of the Company by providing incentives to officers and other key employees of the Company and its subsidiaries, facilitating the efforts of the Company and its subsidiaries to obtain and retain employees of outstanding ability and providing an incentive to members of the Board who are not employees of the Company to serve on the Board and devote themselves to the future success of the Company. If the 2002 Stock Option Plan is approved by the stockholders, it shall be deemed to have become effective as of March __, 2002 and no further options will be granted under the 1998 Stock Option Plan.

      The following summary of the material features of the 2002 Stock Option Plan does not purport to be complete and is qualified in its entirety by reference to the complete text of the 2002 Stock Option Plan attached to the Proxy Statement as Appendix A.

General Provisions

      Administration. The 2002 Stock Option Plan will be administered by the Stock Option Subcommittee (the "Committee") of the Human Resources Committee of the Board. The Committee will be comprised of two or more members of the Board, each of whom qualifies as a "Non-Employee Director" as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "1934 Act"), or any successor rule or regulation, and an "outside director" as defined in
Section 162(m) or any successor provision of the Internal Revenue Code of 1986, as amended (the "Code") and applicable Treasury regulations thereunder, if such qualification is deemed necessary in order for the grant or the exercise of options under the 2002 Stock Option Plan to qualify for any tax or other material benefit to optionees ("Optionees") or the Company under applicable law. Subject to the express provisions of the 2002 Stock Option Plan, the Committee will have sole discretion concerning all matters relating to the 2002 Stock Plan and options granted thereunder ("Options"), including, without limitation, determining those employees to whom Options will be granted, the number of shares subject to each Option and the vesting schedule and expiration date of such Option.

      Eligibility. The Committee will select those officers and other key employees of the Company, including members of the Board who are also employees ("Employee Directors"), to participate in the 2002 Stock Option Plan on the basis of the importance of their services in the management, development and operations of the Company. Officers, other key employees and Employee Directors are collectively referred to as "Key Employees." Members of the Board who are not employees of the Company ("Outside Directors") may participate in the 2002 Stock Option Plan in accordance with the provisions described below.

      Shares Available. Options with respect to an aggregate of seven million, (7,000,000) shares of Common Stock (which includes Options authorized under the 1998 Stock Option Plan which have not been granted) (plus any shares of Common Stock covered by any unexercised portion of canceled or terminated stock options granted under the DENTSPLY International Inc. 1993 and 1998 Stock Option Plans), may be granted under the 2002 Stock Option Plan (the "Maximum Number"). The Maximum Number will be increased on January 1 of each calendar year during the term of the 2002 Stock Option Plan to equal seven percent (7%) of the outstanding shares of Common Stock on such date, in the event that 7,000,000 shares is less than seven percent (7%) of the outstanding shares of Common Stock on such date, prior to such increase. The number of shares of Common Stock delivered by any Optionee or withheld by the Company on behalf of any Optionee pursuant to the 2002 Stock Option Plan will once again be available for issuance pursuant to the grant of Options under the 2002 Stock Option Plan. Any shares of Common Stock reserved for issuance upon exercise of Options which expire, terminate or are cancelled, will once again be available for issuance pursuant to the grant of Options under the 2002 Stock Option Plan.

      Adjustments. The number of shares of Common Stock subject to the 2002 Stock Option Plan, the exercise price of such Options and the number of shares available for Options subsequently granted under the 2002 Stock Option Plan will be appropriately adjusted to reflect any stock dividend, stock split or combination of shares. In the event of any merger, consolidation or reorganization of the Company, there will be substituted on an equitable basis for each share of Common Stock then subject to the 2002 Stock Option Plan and for each share of Common Stock then subject to an Option granted under the 2002 Stock Option Plan, the number and kind of shares of stock, other securities, cash or other property to which the holders of Common Stock of the Company are entitled pursuant to such transaction.

Grants of Options to Employees

      Subject to the terms of the 2002 Stock Option Plan, the Committee may from time to time grant Options which are incentive stock options ("ISOs") meeting the requirements of Section 422 of the Code, or options which do not meet such requirements ("Nonqualified Options" or "NSOs"), to Key Employees of the Company; provided, however: (a) the exercise price per share of each ISO will be the fair market value of a share of Common Stock on the date such ISO is granted; (b) the aggregate fair market value (determined with respect to each ISO at the time such Option is granted) of the shares of Common Stock with respect to which ISOs are exercisable for the first time by an Optionee during any calendar year (under all incentive stock option plans of the Company) will not exceed $100,000; and (c) if an ISO is granted to an individual who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, (i) the exercise price of each ISO will not be less than one hundred ten percent (110%) of the fair market value of a share of Common Stock on the date the ISO is granted, and (ii) the ISO will expire and all rights to purchase shares thereunder will cease no later than the fifth anniversary of the date the ISO was granted. NSOs granted to Key Employees will be in such form and subject to such restrictions and other terms and conditions as the Committee may determine, provided, however, that, except as determined by the Committee in its sole discretion with respect to a specific grant, the exercise price per share of each NSO will not be less than the fair market value of a share of Common Stock on the date the NSO is granted. Each Option will vest in three equal annual installments commencing on the first anniversary of the date of grant, provided, however, that the Committee, in its sole discretion, will have the authority to shorten or lengthen the exercise period with respect to any or all Options, or any part thereof, granted to Key Employees.

Grants to Outside Directors

      All grants of Options to Outside Directors will be automatic and non-discretionary. Each individual who becomes an Outside Director (other than an Outside Director who was previously an Employee Director) will be granted a NSO to purchase nine thousand (9,000) shares of Common Stock on the date he or she becomes an Outside Director. Each individual who is an Employee Director and who thereafter becomes an Outside Director will be granted automatically a NSO to purchase nine thousand (9,000) shares of Common Stock on the third anniversary of the date such Employee Director was last granted an Option. Thereafter, each Outside Director who is re-elected to the Board will be granted an additional NSO to purchase nine thousand (9,000) shares of Common Stock on the third anniversary of the date such Outside Director was last granted an Option. The exercise price of each NSO granted to an Outside Director will be the fair market value of the Common Stock subject to the Option on the date on which the Option is granted. Each such NSO will vest in three equal annual installments commencing on the first anniversary of the date of grant.

Effect of Termination of Employment

      Except in the event of death, disability, retirement or a "Change in Control" or as otherwise determined by the Committee, all rights to exercise the vested portion of any Option held by an Optionee whose employment with the Company or service on the Board is terminated for any reason other than "Cause" (as defined in the 2002 Stock Option Plan) will terminate 90 days following the date of termination of employment or service on the Board. Any Option held by an Optionee whose employment with the Company is terminated for "Cause" will terminate on the date of termination of employment. In the event of the death or Disability (as defined in the 2002 Stock Option Plan) of an Optionee during employment with the Company or service on the Board, all Options held by the Optionee will become fully exercisable on such date of death or Disability. Each of the Options held by such an Optionee will expire on the earlier of (a) the first anniversary of the date of death or Disability and (b) the date that such Option expires in accordance with its terms. Unless otherwise provided in the Plan or determined by the Committee, vesting of Options ceases upon termination of employment.

      If an Optionee who is a Key Employee, including an Employee Director, retires at or after age 65 or at or after age 60 with a minimum of 15 years of service with the Company, the Options held by such Optionee upon such retirement will become fully exercisable as of the date of such retirement and expire on the earlier of the fifth anniversary of the date of such retirement or the date that they expire in accordance with their terms. If the service of an Outside Director is terminated in accordance with the Company's retirement policy for directors, all Options held by such director shall become fully exercisable on the date of such retirement and expire on the earlier of the fifth anniversary of the date of such retirement or the date that they expire in accordance with their terms.

Exercise of Options

      Except as otherwise provided in the 2002 Stock Option Plan or in any Option agreement or grant certificate, the Optionee will pay the full exercise price of each Option upon the date of exercise of such Option (a) in cash, (b) pursuant to a cashless exercise arrangement with a broker on such terms as the Committee may determine, (c) by delivering shares of Common Stock held by the Optionee for at least six (6) months and having an aggregate fair market value on the date of exercise equal to the Option exercise price, (d) in the case of a Key Employee, by such other medium of payment as the Committee, in its sole discretion, will authorize, or (e) by any combination of (a), (b), (c), and (d).

Withholding Obligations

      At the time of the exercise of any Option, as a condition of the exercise of such Option, the Company may withhold or require the Optionee to pay the Company an amount equal to the amount of the tax the Company may be required to withhold to obtain a deduction or otherwise to comply with applicable law.

Change in Control

      Immediately upon a "Change in Control" (as defined in the 2002 Stock Option Plan), all outstanding Options, whether or not otherwise exercisable as of the date of such Change in Control, will become fully exercisable and all restrictions thereon will terminate in order that Optionees may fully realize the benefits thereunder. The Committee may determine in its discretion (but shall not be obligated to do so) that any or all holders of outstanding Options which are exercisable immediately prior to a Change of Control (including those that become exercisable upon the Change in Control) will be required to surrender them in exchange for a payment, in cash or Common Stock as determined by the Committee, equal to the value of such Options (as determined by the Committee in its discretion), with such payment to take place as of the date of the Change in Control or such other date as the Committee may prescribe.

Termination, Amendment and Term of the 2002 Stock Option Plan

      The Board or the Committee may terminate, suspend, or amend the 2002 Stock Option Plan, in whole or in part, from time to time, without the approval of the stockholders of the Company provided, however, that no amendment will be effective until approved by the stockholders of the Company if such stockholder approval is required in order for the 2002 Stock Option Plan to continue to satisfy the requirements of applicable tax or other laws. No amendment or termination of the 2002 Stock Option Plan will adversely affect any Option theretofore granted without the consent of the Optionee. Unless earlier terminated in accordance herewith, the 2002 Stock Option Plan will terminate on March __, 2012. Termination of the 2002 Stock Option Plan will not affect Options previously granted thereunder.

New 2002 Stock Option Plan Benefits

      As described above, the Key Employees of the Company who receive Options under the 2002 Stock Option Plan are to be determined by the Committee in its discretion. Accordingly, it is not possible to predict the amounts that will be received by or allocated to particular Key Employees or groups of Key Employees nor to determine the amounts that would have been received or allocated for 2001 if the 2002 Stock Option Plan had been in effect.
However, pursuant to the terms of the 2002 Stock Option Plan, each Outside Director receives an automatic grant of a NSO to purchase 9,000 shares of Common Stock on the date he or she becomes an Outside Director. Each individual who is an Employee Director and who thereafter becomes an Outside Director will be granted automatically a NSO to purchase 9,000 shares of Common Stock on the third anniversary of the date such Employee Director was last granted an Option. Thereafter, each Outside Director who is re-elected to the Board will be granted an additional NSO to purchase 9,000 shares of Common Stock on the third anniversary of the date such Outside Director was last granted an Option. If the 2002 Stock Option Plan is approved, Outside Directors will continue to receive grants of NSOs under the same guidelines described above. No dollar value is assigned to the NSOs because their exercise price will be the fair market value of the Company's Common Stock on the date of grant.

Certain Federal Income Tax Consequences

      The following is a brief summary of the federal income tax consequences of awards under the 2002 Stock Option Plan based upon current federal income tax laws. The summary is not intended to be comprehensive and, among other things, does not describe state, local or foreign tax consequences.

      The award of an ISO will have no immediate tax consequences to the Company or the Optionee. However, in the year of exercise, the difference between the fair market value of the shares at the time of exercise and the exercise price of the Option is an item of tax preference subject to the possible application of the alternative minimum tax. If an Optionee does not dispose of shares received upon exercise of an ISO for at least two years after the date of the ISO award and for at least one year from the date of exercise (a "disqualifying disposition"), gain or loss on a subsequent sale or exchange of the shares will be a capital gain or loss in the amount of the difference between the amount realized on the sale or exchange and the exercise price (or the recipient's other tax basis in the shares) at a tax rate which will depend on the length of time the shares were held and other factors. If there is a disqualifying disposition, the Optionee generally will recognize compensation income equal to the lesser of (i) the excess of the fair market value of the shares on the exercise date over the exercise price, or (ii) the excess of the amount realized on disposition over the exercise price. Any additional gain will be taxable as a capital gain, and any loss will be treated as a capital loss. Upon any such disposition by an Optionee, the Company will be entitled to a deduction in the amount of compensation income realized by the Optionee.

      The award of a NSO will have no immediate tax consequences to the Company or the Optionee. Upon exercise of a NSO, an Optionee will recognize ordinary income in an amount equal to the difference between the exercise price of the NSO and the fair market value of the shares on the date of exercise. The Company will be entitled to a corresponding tax deduction at the time of exercise.

Vote Required

      The proposal to approve the 2002 Stock Option Plan will be approved by the stockholders if it receives the affirmative vote of a majority of the shares present and entitled to vote on the proposal. If a proxy card is specifically marked as abstaining from voting on the proposal to approve the 2002 Stock Option Plan, the abstention will have the effect of a vote against the proposal, even though the shares represented thereby will not be counted as having been voted against the proposal. Broker non-votes will be treated as shares not capable of being voted on the proposal and, accordingly, will have no effect on the outcome of voting on the proposal.

           The Board unanimously recommends a vote FOR the proposal to approve the 2002 Stock Option Plan

                            EXECUTIVE COMPENSATION

Summary Compensation

   The following table sets forth the compensation earned by the Company's chief executive officer and the four other highest-paid executive officers of the Company whose salary and bonus for the year ended December 31, 2001 were in excess of $100,000 (collectively, the "named executive officers") for each of the last three fiscal years. All shares and per share amounts set forth in this proxy reflect the stock split effectuated January 31, 2002.

                                                     SUMMARY COMPENSATION TABLE


                                Annual Compensation                              Long-Term Compensation
                       ---------------------------------------     ----------------------------------------------------
                                                                   ----------------------    ----------
                                                                          Awards              Payouts
                                                                   ----------------------    ----------
                                                      Other           Restricted
                                                      Annual              Stock  Options/        LTIP       All Other
       Name and               Salary   Bonus       Compensation         Award(s)   SARs         Payouts   Compensation
  Principal Position   Year    ($)      ($)             ($)                ($)      (#)           ($)          ($)


John C. Miles II        2001  650,000 639,600               -                -   225,000             -         137,851 (1)
  Chairman of the Board 2000  564,300 514,400               -                -   215,550             -          99,762 (1)
  and Chief Executive   1999  550,000 302,400               -                -   213,750             -          91,789 (1)
  Officer(2)

Gerald K. Kunkle        2001  427,800 336,700               -                -   123,600             -          53,011 (1)
  President and Chief   2000  357,400 260,700               -                -   140,100             -         103,278 (1)
  Operating Officer     1999  348,400 153,300               -                -    96,150             -          43,218 (1)

Thomas L. Whiting       2001  290,500 220,100               -                -    39,150             -          37,496 (1)
  Senior Vice President 2000  254,500 189,600               -                -    50,550             -          66,275 (1)
                        1999  224,500 133,200               -                -    55,650             -          27,606 (1)

William R. Jellison     2001  263,000 189,700               -                -    39,150             -          27,753 (1)
  Senior Vice President 2000  230,000 153,700               -                -    50,550             -          47,655 (1)
  and Chief Financial   1999  210,000  84,700               -                -    84,000             -          20,850 (1)
  Officer

J. Henrik Roos          2001  255,000 172,700               -                -    39,150             -          25,168 (1)
  Senior Vice President 2000  226,000 135,000               -                -    50,550             -          42,363 (1)
                        1999  198,452  65,000               -                -    73,050             -          17,390 (1)

(1) Includes amounts contributed to The DENTSPLY International Inc. Employee Stock Ownership Plan (the "Company ESOP") and allocations to the Company's Supplemental Executive Retirement Plan ("SERP"). Under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), the maximum amount that can be contributed annually to the Company ESOP in respect of any employee is generally an amount equal to the lesser of $30,000 or 25% of such employee's covered compensation. Employee interests in the Company ESOP and SERP are subject to vesting in accordance with the respective plans.

(2)   In May 1998, Mr. Miles assumed responsibility as Chairman of the Board.

   The following table sets forth certain information with respect to grants of options during the year ended December 31, 2001 and their potential realizable values.

                                                              OPTION GRANTS IN LAST FISCAL YEAR

                                                                        Individual Grants
----------------------------------------------------------------------------------------------------------------------------
                                                               % of Total
                                                                Options
                                                               Granted to     Exercise                     Grant Date
                                                  Options     Employees in     Price          Expiration    Present
               Name                             Granted (#)   Fiscal Year    ($/Share)           Date      Value ($)

John C. Miles II                                     225,000          14.01       31.167     12/12/2011      2,656,515 (1)
Gerald K. Kunkle                                     123,600           7.70       31.167     12/12/2011      1,459,312 (1)
Thomas L. Whiting                                     39,150           2.44       31.167     12/12/2011        462,234 (1)
William R. Jellison                                   39,150           2.44       31.167     12/12/2011        462,234 (1)
J. Henrik Roos                                        39,150           2.44       31.167     12/12/2011        462,234 (1)


   The following table sets forth certain information with respect to the exercise of options during the year ended December 31, 2000 and the value of options held at that date.

                                        AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                             AND FISCAL YEAR-END OPTION VALUES

                                                                  Number of                   Value of Unexercised
                                                           Unexercised Options Held         in-the-Money Options at
                      Shares Acquired       Value           at Fiscal Year-End              Fiscal Year-End ($) (2)
        Name          On Exercise (#)    Realized ($)  Exercisable     Unexercisable      Exercisable   Unexercisable

John C. Miles II                      -              -      715,200         439,950         11,908,083       3,038,025
Gerald K. Kunkle                      -              -      289,900         249,050          4,561,694       1,662,764
Thomas L. Whiting                     -              -      202,000          91,400          3,450,459         714,681
William R. Jellison                   -              -       97,600         100,850          1,421,418         855,329
J Henrik Roos                         -              -      148,200          97,200          2,577,278         801,005

(1)   Determined  using  the  Black-Scholes   option-pricing   model  with  the
   following assumptions: expected dividend yield 0.59%, risk-free interest rate 5.07%, expected volatility 33%, and expected life 5.5 years.

(2) Represents the difference between the last reported sale price of the Common Stock as reported on the NASDAQ National Market on December 31, 2001 ($33.467) and the exercise price of the options, multiplied by the number of shares of Common Stock issuable upon exercise of the options.

Employment Agreements

   The Company is party to employment agreements with all of the named executive officers. Each of these employment agreements provides that, upon termination of such individual's employment with the Company as a result of the employee's death, the Company is obligated to pay the employee's estate the then current base compensation of the employee for a period of one year following the date of the employee's death, together with the employee's pro rata share of any incentive or bonus payments due for the period prior to the employee's death. Each of the employment agreements also provides that, in the event that the employee's employment is terminated by the Company (in certain cases without "cause," as defined in the employment agreements) or by the employee with "good reason" (as described in the employment agreements),
(i) the Company will be obligated to pay the employee for a period of two years subsequent to termination of employment at the rate paid to the employee during the prior 12 month period, and (ii) the employee will be entitled to receive the benefits that would have been accrued by him during the two year period following termination of employment under employee benefit plans, programs or other arrangements of the Company or any of its affiliates in which the employee participated before the termination of his employment. In the event that such termination of employment is made by the Company without cause or by the employee with good reason after a "change in control" (as defined in the employment agreements), the employee may require the Company to pay to the employee, within five days after the employee's request for such payment, the present value of the amounts that would have been payable to him under the employment agreement during the two year period following such termination of employment.

   The Company has also entered into employment agreements with certain other members of senior management having terms substantially similar to those described above.

Compensation of Directors

   Members of the Board of Directors who are not employees of the Company ("Outside Directors") receive an annual fee of $22,000 ($26,000 for Outside Directors who are chairpersons of any committee of the Board) and an additional fee of $1,000 for each Board and committee meeting attended. In 1993, each Outside Director at that time received a non-discretionary grant of options to purchase 9,000 shares of Common Stock under the 1993 Stock Option Plan. Additionally, any Outside Director elected since 1993 received a non-discretionary grant of options at the time of their election to purchase 9,000 shares of Common Stock. Each Outside Director will automatically receive an additional grant of 9,000 options on every third anniversary of the date of the initial grant of options to such Outside Director. Directors are reimbursed for travel and other expenses relating to attendance at Board and Committee meetings.

   Effective January 1, 1997, the Company established a new Directors' Deferred Compensation Plan (the "Deferred Plan"), which replaced the plan that was enacted during 1994. The Deferred Plan permits Outside Directors to elect to defer receipt of directors fees or other compensation for their services as directors. Outside Directors can elect to have their deferred payments administered as a cash with interest account or a stock unit account. Distributions to a Director under the Deferred Plan will not be made to any Outside Director until the Outside Director ceases to be a Board member.

Human Resources Committee Interlocks and Insider Participation

   From December 18, 1997 to May 24, 2000, Mr. Borgelt, Mr. Coleman, Dr. Dugoni and Mr. Fetterolf were members of the Human Resources Committee. On May 24, 2000, Mr. Smith joined and Dr. Dugoni left the Human Resources
Committee. In May and September, 2001, Dr. Alfano and Ms. Scheihing, respectively, joined the Human Resources Committee.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth information regarding the beneficial ownership of the Company's Common Stock as of February 22, 2002 held by (i) each person who is known by the Company to have been the beneficial owner of more than five percent of the Company's Common Stock on such date, (ii) each director and nominee for director, (iii) the Company's chief executive officer and the other named executive officers, and (iv) all directors and executive officers of the Company as a group (based on 77,924,485 shares of Common Stock outstanding as of such date).

                                                                                       Shares Owned
                                                                                       Beneficially
                   Directors, Executive Officers                           ----------------------------------
                   and Five Percent Stockholders                                Number              Percent

The DENTSPLY International Inc.
  Employee Stock Ownership Plan Trust
  c/o T. Rowe Price
  P. O. Box 17349
  Baltimore, MD 21297-1349                                                        8,232,944     (1)    10.6
FMR Corp
  82 Devonshire Street
  Boston, MA  02109                                                               7,113,491     (2)     9.1
Burton C. Borgelt                                                                 1,106,017     (3)     1.4
John C. Miles II                                                                  1,004,463     (4)     1.3
Gerald K. Kunkle                                                                    316,957     (5)       *
Thomas L. Whiting                                                                   278,161     (6)       *
William R. Jellison                                                                 108,266     (7)       *
J. Henrik Roos                                                                      155,813     (8)       *
Dr. Michael C. Alfano                                                                 3,000     (9)       *
Douglas K. Chapman                                                                   38,979    (10)       *
Paula H. Cholmondeley                                                                     -               *
Michael J. Coleman                                                                   33,300    (11)       *
C. Frederick Fetterolf                                                               21,000    (12)       *
William F. Hecht                                                                          -               *
Leslie A. Jones                                                                     139,029    (13)       *
Betty Jane Scheihing                                                                  1,500               *
Edgar H. Schollmaier                                                                 32,250    (14)       *
W. Keith Smith                                                                       42,855    (13)       *
All directors and executive officers as a group (19 persons)                      3,584,636    (15)     4.6

    *  Less than 1%

 (1) Participants in the Company ESOP have the right to direct the trustee of the Company ESOP as to the voting of shares allocated to such participants' accounts on all matters submitted to a vote of the stockholders of the Company, including the election of directors. Unallocated shares and shares as to which no directions are received by the trustee of the Company ESOP are voted as directed by the Company ESOP Committee, which consists of certain employees of the Company. As of February 22, 2002, 7,502,975 of the shares held by the trust holding the assets of the Company ESOP were allocated to participant accounts and 729,969 shares remained unallocated. Each Company ESOP participant who is fully vested is entitled to receive a distribution of all of the shares of common stock allocated to his or her account as soon as practicable after such participant's employment with the Company terminates. In general, except for certain participants who are age 55 or older and have been participants in the Company ESOP for at least 10 years, participants are not entitled to sell shares allocated to their accounts until their employment has terminated and the shares allocated to such participants' accounts are distributed to them.

 (2) Based on information contained in the Schedule 13G filed by FMR Corp. on February 14, 2002

 (3) Includes 104,087 shares owned by a trust of which Mr. Borgelt is a co-trustee with shared investment and voting power, 32,049 shares held by Mr. Borgelt's grandchildren, 169,922 shares held in Mr. Borgelt's individual retirement account and 171,000 shares which could be acquired pursuant to the exercise of options exercisable within 60 days of February 22, 2002.

 (4) Includes 74,718 shares allocated to the Company ESOP account of Mr. Miles and 715,200 shares which could be acquired pursuant to the exercise of options exercisable within 60 days of February 22, 2002.

 (5) Includes 4,557 shares allocated to the Company ESOP account of Mr. Kunkle, 7,500 shares held in Mr. Kunkle's' individual retirement account and 289,900 shares which could be acquired pursuant to the exercise of options exercisable within 60 days of February 22, 2002.

 (6) Includes 44,774 shares allocated to the Company ESOP account of Mr. Whiting and 202,000 shares which could be acquired pursuant to exercise of options exercisable within 60 days of February 22, 2002.

 (7) Includes 1,500 shares owned by a trust of which Mr. Jellison is a co-trustee with shared investment and voting power, 3,166 shares allocated to the Company ESOP account of Mr. Jellison and 97,600 shares which could be acquired pursuant to the exercise of options exercisable within 60 days of February 22, 2002.

 (8) Includes 6,399 shares allocated to the Company ESOP account of Mr. Roos and 1,214 shares held in Mr. Roos' 401(k) account, and 148,200 shares which could be acquired pursuant to exercise of options exercisable within 60 days of February 22, 2002.

 (9) Includes 3,000 shares which could be acquired pursuant to the exercise of options exercisable within 60 days of February 22, 2002.

(10) Includes 14,979 shares owned by a trust of which Mr. Chapman is a co-trustee with shared investment and voting power and 24,000 shares which could be acquired pursuant to exercise of options exercisable within 60 days of February 22, 2002.

(11) Includes 6,300 shares held by Mr. Coleman's spouse and 24,000 shares which could be acquired pursuant to exercise of options exercisable within 60 days of February 22, 2002.

(12) Includes 18,000 shares which could be acquired pursuant to exercise of options exercisable within 60 days of February 22, 2002.

(13) Includes 24,000 shares which could be acquired pursuant to exercise of stock options exercisable within 60 days of February 22, 2002.

(14) Includes 15,000 shares which could be acquired pursuant to the exercise of options exercisable within 60 days of February 22, 2002.

(15) Includes 191,083 shares held by or for the benefit of others, 177,422 shares held in individual retirement accounts, 1,214 shares held in a 401(k) account, 139,943 shares allocated to employees' ESOP accounts and 2,018,950 shares which could be acquired pursuant to the exercise of warrants and options exercisable within 60 days of February 22, 2002.

   The Board of Directors established stock ownership guidelines effective March 2, 1999, to encourage accumulation and retention of Common Stock by executives of the Company, including the named executive officers. The guidelines are stated as a multiple of annual base salary as follows: three times annual base salary for the chief executive officer; two times annual base salary for the chief operating officer; one times annual base salary for senior vice presidents; .75 times base salary for vice presidents and other officers; and .50 times base salary for general managers. The recommended time period for reaching the guidelines is five years. Common Stock allocated to officers in their Company ESOP account and individual retirement plans will be included but stock options will not be counted in determining ownership levels.

          HUMAN RESOURCES COMMITTEE REPORT ON EXECUTIVE COMPENSATION

   The Human Resources Committee is pleased to present its report on executive compensation. This report describes the components of the Company's executive officer compensation programs and the basis on which compensation determinations are made with respect to the executive officers of the Company.


Compensation Philosophy

   It is the philosophy of the Company that a significant portion of executive compensation be directly linked to the Company's success in meeting profit, growth and corporate performance goals, as well as increases in stockholder value. The Human Resources Committee utilizes the following objectives as guidelines for compensation decisions:

   -- Provide a competitive total compensation package that enables the Company to attract and retain key personnel.

   --  Provide  a  broad-based   compensation   package  that   recognizes   the
     contributions of all management personnel.

   -- Provide variable compensation opportunities, primarily on an annual basis, that are directly linked to corporate performance goals.

   -- Provide long-term compensation opportunities, through stock options, that align executive compensation with value received by stockholders.

   Section 162(m) of the Internal Revenue Code disallows a Federal income tax deduction to publicly held companies for compensation paid to the chief executive officer and the other named executive officers, to the extent that compensation exceeds $1 million for such officer in any fiscal year. This limitation does not apply to compensation that is "performance based" in accordance with certain specific requirements. The Company's 1998 stock option plan has been structured so that options granted under the plan qualify as "performance based compensation" and are exempt from the limitations on deduction. Compensation paid to the Company's chief executive officer for 2001 that was not "performance-based compensation" in accordance with Section 162(m) exceeded the $1 million limit. The Committee believes that the chief executive officer and the other named executive officers are being appropriately compensated in a manner that relates to performance and is in the long-term interests of the stockholders. The Committee is not taking action at this time to limit the Company's discretion to pay "non-performance based compensation" to the chief executive officer and the other named executive officers.

Compensation Program Components

   The Human Resources Committee periodically reviews the Company's compensation programs to ensure that pay levels and incentive opportunities are competitive and reflect the performance of the Company. In November 2000, the Committee retained Towers Perrin to study and report on the Company's executive compensation practices and to do competitive evaluations of the total compensation for twelve of the Company's corporate officer and executive positions. The Human Resources Committee reviewed the findings of these studies and made its recommendations to the Board of Directors of the Company at meetings held in December 2000. The compensation program for executive officers is comprised of the following components: base salary, annual incentive compensation and stock options. Each of these components is summarized below.

   Base Salary. In December 2000, the Committee reviewed and approved the base salaries of John C. Miles II, Gerald K. Kunkle, Thomas L. Whiting, William R. Jellison and J. Henrik Roos, in light of the information supplied by Towers Perrin in November 2000 concerning industry practices and the recommendations made by them with respect to the Company's compensation policies. Based on the above information, effective in 2001, the Committee set Mr. Miles' and Mr. Kunkle's base salaries at $650,000 and $427,800, respectively. The base salaries of Messrs. Whiting, Jellison and Roos were set by the Committee at $290,500, $263,000 and $255,000, respectively.

   Among the factors that the Human Resources Committee considered in setting base salaries for executive officers were its interpretation of the Towers Perrin report regarding salary levels of executive officers of other manufacturing companies of similar size, and a subjective evaluation of the Company's performance. While the Committee believes that it will be appropriate to attempt to maintain base salaries in line with perceived industry averages for comparable companies, the amount of any particular salary increase will also depend upon the individual's job performance. In addition to the Towers Perrin report, the chief executive officer's recommendations were taken into account in setting the base salaries of executive officers other than the chief executive officer.

   Annual Incentive Compensation. Annual bonuses represent payments for the achievement of short-term objectives and recognize both the overall performance of the Company and individual performance in a given year. In December 2000, the Human Resources Committee approved a bonus program for senior executives in 2001.

   Under this bonus program, during 2001, certain target award opportunities were established for the Company's chief executive officer ("CEO"), president and chief operating officer ("COO"), senior vice presidents and other management employees. For the CEO, COO and the chief financial officer ("CFO"), the target consisted of: (i) the budgeted level of corporate net income; and (ii) the budgeted level of corporate sales. For the senior vice presidents other than the CFO, the targets consisted of: (i) the budgeted level of corporate net income; (ii) the budgeted operating income level of the business group applicable to each such senior vice president; and (iii) the budgeted level of corporate sales. For Mr. Miles and Mr. Kunkle, the bonus award for 100% of targeted performance was set at 75% and 60%, respectively, of their base salaries, while for Messrs. Whiting, Jellison and Roos, the bonus awards for 100% of targeted performance were set at 55% of their respective base salaries. Messrs. Miles, Kunkle, Whiting, Jellison and Roos received bonus awards for 2001 of 98.4%, 78.7%, 75.8%, 72.1%, and 67.7%, respectively, of their base salaries.

   The named executive officers also participate in the DENTSPLY International Inc. Supplemental Executive Retirement Plan ("SERP"). The SERP is an unfunded "top-hat" plan for the purposes of providing additional retirement benefits for highly compensated employees of the Company to make the Company's executive retirement benefits more competitive and to make up for contributions that would otherwise have been made for such executives under the terms of the Company's ESOP plan if it were not for the limitations imposed by the Internal Revenue Code.

                           HUMAN RESOURCES COMMITTEE

        MICHAEL J. COLEMAN   BURTON C. BORGELT   C. FREDERICK FETTEROLF
           W. KEITH SMITH   MICHAEL C. ALFANO   BETTY JANE SCHEIHING

Stock Options

   The Company's 1998 stock option plan is intended to motivate key employees to put forth maximum efforts toward the continued growth, profitability and success of the Company by providing incentives through the ownership and performance of the Company's Common Stock. The plan is designed to provide benefits to key management only to the extent that stockholders enjoy increases in value.

   In 2001, 565,950 stock options were granted to the Company's executive officers under the 1998 stock option plan. The Stock Option Subcommittee of the Human Resources Committee considered the respective stock and option holdings of the executive officers of the Company in comparison with stock and option holdings of top executives of companies of similar size and growth records, based upon the information set forth in the Towers Perrin report, and made option awards during 2001 that were consistent with the compensation philosophy of the Human Resources Committee, as described above, and that were intended to keep its executive officers' holdings competitive with industry averages for comparable companies.

   In determining the number of stock options to be granted to Mr. Miles in 2001, the subcommittee compared Mr. Miles' base salary, bonus and past stock option grants to the compensation practices of corporations with revenues of $500 million to $1 billion in Towers Perrin's Executive Compensation Data Base. The grant made to Mr. Miles placed a greater emphasis on the long term portion of his total direct compensation (base salary, annual bonus and the Black Scholes value of DENTSPLY option grants) while still positioning his total direct compensation between the 50th and 75th percentiles of competitive practice.

                          STOCK OPTION SUBCOMMITTEE

         MICHAEL J. COLEMAN   C. FREDERICK FETTEROLF   W. KEITH SMITH
                 MICHAEL C. ALFANO   BETTY JANE SCHEIHING

                          AUDIT COMMITTEE DISCLOSURE

Audit Committee Report

   The Audit Committee consists of five directors, all of whom are independent as defined by NASDAQ's independent director and audit committee listing standards. The Audit Committee operates under a written charter adopted by the Board of Directors. This charter is reviewed annually by the Committee and the board and amended as determined appropriate. A copy of this charter is included in Appendix B.

   The Audit Committee reviews the Company's financial reporting process on behalf of the Board. In addition, the Committee recommends to the Board, subject to stockholder ratification, the selection of the Company's independent public accountants.

   Management is responsible for the Company's internal controls and the financial reporting process. The independent public accountants are responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Committee's responsibility is to oversee these processes.

   In this context, the Committee has met and held discussions with management and PricewaterhouseCoopers LLP ("PwC"), the Company's independent public accountants. Management represented to the Committee that the Company's financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the audited financial statements with management and PwC. The Committee discussed with PwC the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

   In addition, the Committee has discussed with PwC the auditor's independence from the Company and its management and has received the written disclosures and the letter from PwC required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as it has been modified or supplemented.

   The Committee discussed with PwC the overall scope and plans for their audits. The Committee meets with PwC, with and without management present, to discuss the results of their examinations, the evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

   Based upon the Committee's discussions with management and PwC and the Committee's review of the representations of management and the report of PwC to the Committee, the Committee recommended that the Board include the audited financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2001 filed with the Securities and Exchange Commission.

                      AUDIT AND INFORMATION TECHNOLOGY COMMITTEE

             DOUGLAS K. CHAPMAN   PAULA H. CHOLMONDELEY   WILLIAM F. HECHT
                    LESLIE A. JONES   EDGAR H. SCHOLLMAIER

Fees Paid to Auditors

   The following table sets forth the fees the Company incurred for services performed by PwC for the year ended December 31, 2001.

Audit fees                               $ 975,000
Financial information system design
  and implementation fees                        -
All other fees                           1,632,000 (1)
                                        $2,607,000

(1) Includes fees of $1,190,000 for acquisition related audit and review procedures and tax planning.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

   The following graph shows the cumulative total stockholder return on the Company's Common Stock over the last five fiscal years as compared to the returns of the NASDAQ Total Return Index and the Standard & Poor's Health Care Composite Index. The graph assumes that $100 was invested on December
31, 1996 in the Company's Common Stock and in the NASDAQ Total Return Index and the Standard & Poor's Health Care Composite Index and assumes reinvestment of dividends.


YEAR ENDED DECEMBER 31,           1996   1997   1998   1999   2000   2001

DENTSPLY International Inc.       100.0  129.4  110.1  102.0  170.2  219.7
S&P Health Care Composite Index   100.0  143.7  207.3  190.2  258.5  227.0
Nasdaq Total Return Index         100.0  122.5  172.7  320.9  193.0  153.2

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Under federal securities laws, the Company's directors, certain officers, and persons holding more than 10% of the Common Stock of the Company are required to report, within specified monthly and annual due dates, their initial ownership and any subsequent changes in ownership of the Company's securities to the Securities and Exchange Commission. The Company is required to describe in this proxy statement whether it has knowledge that any person required to file such report may have failed to do so in a timely manner. Based upon reports furnished to the Company and written representations and information provided to the Company by the persons, the Company believes that during fiscal 2001, all such persons complied with all applicable filing requirements, except that Mr. Borgelt filed late one report with respect to the sale by a family trust of 2,200 shares of Common Stock on November 20, 2001.

                STOCKHOLDER PROPOSALS FOR 2003 PROXY STATEMENT

   Stockholder proposals that are intended to be presented at the Company's Annual Meeting of Stockholders to be held in 2003 must be received by the Company no later than December 20, 2002, and must otherwise comply with Rule 14a-8, in order to be included in the proxy statement and proxy relating to that meeting.

   The Company's by-laws provide that advance notice of stockholder-proposed business to be brought before an Annual Meeting of Stockholders must be given to the secretary of the Company not less than 60 days in advance of the date of the mailing of materials regarding the prior year's Annual Meeting, which mailing date is identified on the Chairman's letter at the front of this proxy statement. To propose business for an Annual Meeting, a stockholder must specify in writing the business desired to be brought before the Annual Meeting and the reasons for conducting such business at the Annual Meeting, the proposing stockholder's name and address, the class and number of shares beneficially owned by the stockholder, and any material interest of the stockholder in such business. In order to be brought before the 2003 Annual Meeting, stockholders must notify the Company in writing, in accordance with the procedures set forth above, of any stockholder-proposed business no later than February 17, 2003.

   The Company's by-laws also provide that a stockholder may request that persons be nominated for election as directors by submitting such request, together with the written consent of the persons proposed to be nominated, to the secretary of the Company not less than 60 days prior to the date of the Annual Meeting. To be in proper form, the nominating stockholder must set forth in writing, as to each proposed nominee, the nominee's age, business address, residence address, principal occupation or employment, number of shares of Common Stock of the Company beneficially owned by such person and such other information related to such person as is required to be disclosed by applicable law, and, as to the stockholder submitting the request, such stockholder's name and address as they appear on the Company's books and the number of shares of Common Stock of the Company owned beneficially by such person.

                                   FORM 10-K

   STOCKHOLDERS MAY OBTAIN A COPY (WITHOUT EXHIBITS) OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2001 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WITHOUT CHARGE BY WRITING TO: DIRECTOR OF INVESTOR RELATIONS, DENTSPLY INTERNATIONAL INC., 570 WEST COLLEGE AVENUE, YORK, PENNSYLVANIA 17405-0872.

                                 OTHER MATTERS

   The Board of Directors knows of no matters which are to be brought before the Annual Meeting other than those set forth in the accompanying Notice of Annual Meeting of Stockholders. If any other matters properly come before the Annual Meeting, the person named in the enclosed proxy card, or his duly appointed substitute acting at the Annual Meeting, will be authorized to vote or otherwise act thereon in accordance with his judgment on such matters.

                                  APPENDIX A
                          DENTSPLY International Inc.
                            2002 Stock Option Plan


SECTION 1  PURPOSE

      The purpose of the DENTSPLY International Inc. 2002 Stock Option Plan (the "Plan") is to benefit DENTSPLY International Inc. ("DENTSPLY") and its "Subsidiaries," as defined below (hereinafter referred to, either individually or collectively, as the "Company") by recognizing the contributions made to the Company by officers and other key employees, to provide such persons with an additional incentive to devote themselves to the future success of the Company, and to improve the ability of the Company to attract, retain and motivate such persons. The Plan is also intended as an additional incentive to members of the Board of Directors of DENTSPLY (the "Board") who are not employees of the Company ("Outside Directors") to serve on the Board and to devote themselves to the future success of the Company. "Subsidiaries," as used in the Plan, has the definition set forth in Section 424 (f) of the Internal Revenue Code of 1986, as amended (the "Code").

      Stock options which constitute "incentive stock options" within the meaning of Section 422 of the Code ("ISOs"), or stock options which do not constitute ISOs ("NSOs") may be granted under the Plan. ISOs and NSOs are collectively referred to as "Options." The persons to whom Options are granted under the Plan are hereinafter referred to as "Optionees."

SECTION 2  ELIGIBILITY

      Outside Directors shall participate in the Plan only in accordance with the provisions of Section 5. The Committee (as defined in Section 3) shall initially, and from time to time thereafter, select those officers and other key employees of the Company, including members of the Board who are also employees ("Employee Directors") to participate in the Plan on the basis of the importance of their services in the management, development and operations of the Company. Officers, other key employees and Employee Directors are collectively referred to as "Key Employees."

SECTION 3  ADMINISTRATION

3.1   The Committee

           The Plan shall be administered by the Stock Option Subcommittee (the "Committee") of the Human Resources Committee of the Board. The Committee shall be comprised of two (2) or more members of the Board. All members of the Committee shall qualify as "Non-Employee Directors" as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "1934 Act"), or any successor rule or regulation, and "outside directors" as defined in Section 162(m) or any successor provision of the Code and applicable Treasury regulations thereunder, if such qualification is deemed necessary in order for the grant or the exercise of Options under the Plan to qualify for any tax or other material benefit to Optionees or the Company under applicable law.

3.2   Authority of the Committee

           Subject to the express provisions of the Plan, the Committee shall have sole discretion concerning all matters relating to the Plan and Options granted hereunder. The Committee, in its sole discretion, shall determine the Key Employees to whom, and the time or times at which, Options will be granted, the number of shares to be subject to each Option, the expiration date of each Option, the time or times within which the Option may be exercised, the cancellation or termination of the Option and the other terms and conditions of the grant of the Option. The terms and conditions of the Options need not be the same with respect to each Optionee or with respect to each Option.

           The Committee may, subject to the provisions of the Plan, establish such rules and regulations as it deems necessary or advisable for the proper administration of the Plan, and may make determinations and may take such other actions in connection with or in relation to the Plan as it deems necessary or advisable. Each determination or other action made or taken pursuant to the Plan, including interpretation of the Plan and the specific terms and conditions of the Options granted hereunder by the Committee, shall be final, binding and conclusive for all purposes and upon all persons.

3.3   Option Agreement

           Each Option shall be evidenced by a written agreement or grant certificate specifying the type of Option granted, the Option exercise price, the terms for payment of the exercise price, the expiration date of the Option, the number of shares of Common Stock to be subject to such Option and such other terms and conditions established by the Committee, in its sole discretion, which are not inconsistent with the Plan.

SECTION 4  SHARES OF COMMON STOCK SUBJECT TO THE PLAN

4.1 Subject to adjustment as provided in Sections 4.1 and 4.2, Options with respect to an aggregate of seven million (7,000,0000) shares of common stock, par value $.01 per share of DENTSPLY (the "Common Stock") (which includes the number of shares authorized for grant under the 1998 Plan and not granted) (plus any shares of Common Stock covered by any unexercised portion of canceled or terminated stock options granted under the DENTSPLY International Inc. 1993 Stock Option Plan or 1998 Stock Option Plan), may be granted under the Plan (the "Maximum
      Number"). The Maximum Number shall be increased on January 1 of each calendar year during the term of the Plan (as set forth in Section 13) to equal seven percent (7%) of the outstanding shares of Common Stock on such date, in the event that seven million (7,000,000) shares is less than seven percent (7%) of the outstanding shares of Common Stock on such date, prior to such increase. Notwithstanding the foregoing, and subject to adjustment as provided in Section 4.2, (i) Options with respect to no more than four million (4,000,000) shares of Common Stock may be granted as ISOs under the Plan, and (ii) no Key Employee shall be granted Options with respect to more than five hundred thousand (500,000) shares of Common Stock in any calendar year. The number of shares of Common Stock delivered by any Optionee or withheld by the Company on behalf of any Optionee pursuant to Section 8.2 or 8.3 shall once again be available for issuance pursuant to the grant of Options under the Plan. Any shares of Common Stock reserved for issuance upon exercise of Options which expire, terminate or are cancelled, shall once again be available for issuance pursuant to the grant of Options under the Plan.

4.2 The number of shares of Common Stock subject to the Plan and to Options granted under the Plan shall be adjusted as follows: (a) in the event that the number of outstanding shares of Common Stock is changed by any stock dividend, stock split or combination of shares, the number of shares subject to the Plan and to Options previously granted thereunder shall be proportionately adjusted, (b) in the event of any merger, consolidation or reorganization of the Company with any other corporation or corporations, there shall be substituted on an equitable basis as determined by the Board of Directors, in its sole discretion, for each share of Common Stock then subject to the Plan and for each share of Common Stock then subject to an Option granted under the Plan, the number and kind of shares of stock, other securities, cash or other property to which the holders of Common Stock of the Company are entitled pursuant to the transaction, and (c) in the event of any other changes in the capitalization of the Company, the Committee, in its sole discretion, shall provide for an equitable adjustment in the number of shares of Common Stock then subject to the Plan and to each share of Common Stock then subject to an Option granted under the Plan. In the event of any such adjustment, the exercise price per share shall be proportionately adjusted.

SECTION 5  GRANT OF OPTIONS TO OUTSIDE DIRECTORS

5.1   Grants

           All grants of Options to Outside Directors shall be automatic and non-discretionary. Each individual who becomes an Outside Director (other than an Outside Director who was previously an Employee Director) shall be granted a NSO to purchase nine thousand (9,000) shares of Common Stock on the date he or she becomes an Outside Director. Each individual who is an Employee Director and who thereafter becomes an Outside Director shall be granted automatically a NSO to purchase nine thousand (9,000) shares of Common Stock on the third anniversary of the date such Employee Director was last granted an Option. Thereafter, each Outside Director who holds NSOs granted under this Section 5 and is re-elected to the Board shall be granted an additional NSO to purchase nine thousand (9,000) shares of Common Stock on the third anniversary of the date such Outside Director was last granted an Option.

      5.2  Expiration

           Except to the extent otherwise provided in or pursuant to Section 7, each Option shall expire, and all rights to purchase shares of Common Stock shall expire, on the tenth anniversary of the date on which the Option was granted.

      5.3  Exercise Price

           The exercise price of each NSO granted to an Outside Director shall be the "Fair Market Value," on the date on which the Option is granted, of the Common Stock subject to the Option. For purposes of the Plan, "Fair Market Value" shall mean the closing sales price of the Common Stock on The Nasdaq National Market, or other national securities exchange which is the principal securities market on which the Common Stock is traded (as reported in The Wall Street Journal, Eastern Edition).

      5.4  Vesting

           Each such NSO shall become exercisable ("vest") with respect to one-third of the total number of shares of Common Stock subject to the Option on the first anniversary following the date of its grant, and with respect to an additional one-third of the total number of shares of Common Stock subject to the Option, on each anniversary thereafter during the succeeding two years.

SECTION 6  GRANTS OF OPTIONS TO EMPLOYEES

6.1   Grants

           Subject to the terms of the Plan, the Committee may from time to time grant Options, which may be ISOs or NSOs, to Key Employees of the Company. Each such grant shall specify whether the Options so granted are ISOs or NSOs, provided, however, that if, notwithstanding its designation as an ISO, all or any portion of an Option does not qualify under the Code as an ISO, the portion which does not so qualify shall be treated for all purposes as a NSO.

6.2   Expiration

           Except to the extent otherwise provided in or pursuant to Section 7, each Option shall expire, and all rights to purchase shares of Common Stock shall expire, on the tenth anniversary of the date on which the Option was granted.

6.3   Vesting

           Except to the extent otherwise provided in or pursuant to Section 7, or in the proviso to this sentence, Options shall vest pursuant to the following schedule: with respect to one-third of the total number of shares of Common Stock subject to Option on the first anniversary following the date of its grant, and with respect to an additional one-third of the total number of shares of Common Stock subject to the Option, on each anniversary thereafter during the succeeding two years; provided, however, that the Committee, in its sole discretion, shall have the authority to shorten or lengthen the vesting schedule with respect to any or all Options, or any part thereof, granted to Key Employees under the Plan.

6.4   Required Terms and Conditions of ISOs

           Each ISO granted to a Key Employee shall be in such form and subject to such restrictions and other terms and conditions as the Committee may determine, in its sole discretion, at the time of grant, subject to the general provisions of the Plan, the applicable Option agreement or grant certificate, and the following specific rules:

                (a) Except as provided in Section 6.5(c), the exercise price per share of each ISO shall be the Fair Market Value of a share of Common Stock on the date such ISO is granted.

                (b) The aggregate Fair Market Value (determined with respect to each ISO at the time such Option is granted) of the shares of Common Stock with respect to which ISOs are exercisable for the first time by an Optionee during any calendar year (under all incentive stock option plans of the Company) shall not exceed $100,000.

                (c) Notwithstanding anything herein to the contrary, if an ISO is granted to an individual who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, (i) the exercise price of each ISO shall be not less than one hundred ten percent (110%) of the Fair Market Value of a share of Common Stock on the date the ISO is granted, and (ii) the ISO shall expire and all rights to purchase shares thereunder shall cease no later than the fifth anniversary of the date the ISO was granted.

6.5   Required Terms and Conditions of NSOs

           Each NSO granted to Key Employees shall be in such form and subject to such restrictions and other terms and conditions as the Committee may determine, in its sole discretion, at the time of grant, subject to the general provisions of the Plan, the applicable Option agreement or grant certificate, and the following specific rule: except as otherwise determined by the Committee in its sole discretion with respect to a specific grant, the exercise price per share of each NSO shall be not less than the Fair Market Value of a share of Common Stock on the date the NSO is granted.

SECTION 7  EFFECT OF TERMINATION OF EMPLOYMENT

7.1   Termination Generally

           Except as provided in Section 7.2, 7.3 or 11, or as determined by the Committee, in its sole discretion, all rights to exercise the vested portion of any Option held by an Optionee whose employment with the Company or service on the Board is terminated for any reason other than "Cause," as defined below, shall terminate ninety (90) days following the date of termination of employment or service on the Board. The transfer of employment from the Company to a Subsidiary, or from a Subsidiary to the Company, or from a Subsidiary to another Subsidiary, shall not constitute a termination of employment for purposes of the Plan. Options granted under the Plan shall not be affected by any change of duties in connection with the employment of the Optionee or by a leave of absence authorized by the Company. All rights to exercise the vested portion of any Option held by an Optionee whose employment with the Company is terminated for "Cause" shall terminate on the date of termination of employment. For the purposes hereof, "Cause" shall mean a finding by the Committee that the Optionee has engaged in conduct that is fraudulent, disloyal, criminal or injurious to the Company, including, without limitation, acts of dishonesty, embezzlement, theft, felonious conduct or unauthorized disclosure of trade secrets or confidential information of the Company. Unless otherwise provided in the Plan or determined by the Committee, vesting of Options ceases immediately upon termination of employment, and any portion of an Option that has not vested on or before the date of such termination is forfeited on such date.

7.2   Death and Disability

           In the event of the death or Disability (as defined below) of an Optionee during employment with the Company or service on the Board, all Options held by the Optionee shall become fully exercisable on such date of death or Disability. Each of the Options held by such an Optionee shall expire on the earlier of (a) the first anniversary of the date of death or Disability and (b) the date that such Option expires in accordance with its terms. For purposes of this Section 7.2, "Disability" shall mean the inability of an individual to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which is expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. The Committee, in its sole discretion, shall determine the existence and date of any Disability.

7.3   Retirement

           (a) Key Employees. In the event the employment of a Key Employee with the Company shall be terminated by reason of "Normal Retirement" or "Early Retirement," as defined below, all Options held by such Key Employee shall become fully exercisable on the date of such Employee retirement. Each of the Options held by such a Key Employee shall expire on the earlier of (i) the fifth anniversary of the date of the Employee retirement, or (ii) the date that such Option expires in accordance with its terms. For the purposes hereof, "Normal Retirement" shall mean retirement of a Key Employee at or after age 65 and "Early Retirement" shall mean retirement of a Key Employee at or after age 60 with a minimum of 15 years of service with the Company. In the event the employment of a Key Employee with the Company shall be terminated by reason of a retirement that is not an Normal Retirement or Early Retirement, the Committee may, in its sole discretion, determine the vesting, exercisability and exercise periods applicable to Options held by such Key Employee.

           (b) Outside Directors. In the event the service on the Board of an Outside Director shall be terminated by reason of the retirement of such Outside Director in accordance with the Company's retirement policy for members of the Board ("Outside Director Retirement"), all Options held by such Outside Director shall become fully exercisable on the date of such Outside Director Retirement. Each of the Options held by such an Outside Director shall expire on the earlier of (i) the date that such Option expires in accordance with its terms or (ii) the five year anniversary date of such Outside Director Retirement.

           (c) Key Employees Who Are Employee Directors. Section 7.3(a) shall be applicable to Options held by any Key Employee who is an Employee Director at the time that such Key Employee's employment with the Company terminates by reason of Employee Retirement. If such Key Employee continues to serve on the Board as of the date of such Key Employee's Employee Retirement, then Section 7.3(b) shall be applicable to Options granted after such date.


SECTION 8  EXERCISE OF OPTIONS

8.1   Notices

           A person entitled to exercise an Option may do so by delivery of a written notice to that effect, in a form specified by the Committee, specifying the number of shares of Common Stock with respect to which the Option is being exercised and any other information or documents the Committee may prescribe. The notice shall be accompanied by payment as described in Section 8.2. All notices, documents or requests provided for herein shall be delivered to the Secretary of the Company.

8.2   Exercise Price

           Except as otherwise provided in the Plan or in any Option agreement or grant certificate, the Optionee shall pay the exercise price of the number of shares of Common Stock with respect to which the Option is being exercised upon the date of exercise of such Option (a) in cash,
      (b) pursuant to a cashless exercise arrangement with a broker on such terms as the Committee may determine, (c) by delivering shares of Common Stock held by the Optionee for at least six (6) months and having an aggregate Fair Market Value on the date of exercise equal to the Option exercise price, (d) in the case of a Key Employee, by such other medium of payment as the Committee, in its sole discretion, shall authorize, or
      (e) by any combination of (a), (b), (c), and (d). The Company shall issue, in the name of the Optionee, stock certificates representing the total number of shares of Common Stock issuable pursuant to the exercise of any Option as soon as reasonably practicable after such exercise, provided that any shares of Common Stock purchased by an Optionee through a broker pursuant to clause (b) above shall be delivered to such broker in accordance with applicable law.

8.3   Taxes Generally

           At the time of the exercise of any Option, as a condition of the exercise of such Option, the Company may withhold or require the Optionee to pay the Company an amount equal to the amount of the tax the Company may be required to withhold to obtain a deduction or otherwise to comply with applicable law.

8.4   Payment of Taxes

           The Optionee, with the approval of the Committee, may satisfy the obligation set forth in Section 8.3, in whole or in part, on the date of exercise by (a) directing the Company to withhold such number of shares of Common Stock otherwise issuable upon exercise of such Option having an aggregate Fair Market Value on the date of exercise equal to the amount of tax required to be withheld, or (b) delivering shares of Common Stock of the Company having an aggregate Fair Market Value equal to the amount required to be withheld. The Committee may, in its sole discretion, require payment by the Optionee in cash of any such withholding obligation and may disapprove any election or delivery or may suspend or terminate the right to make elections or deliveries under this Section 8.4.

SECTION 9  TRANSFERABILITY OF OPTIONS

           Unless otherwise determined by the Committee, no Option granted pursuant to the Plan shall be transferable otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code.

SECTION 10 RIGHTS AS STOCKHOLDER

           An Optionee (or a transferee of an Optionee pursuant to Section 9) shall have no rights as a stockholder with respect to any Common Stock covered by an Option or receivable upon the exercise of an Option until the Optionee or transferee shall have become the holder of record of such Common Stock, and no adjustments shall be made for dividends in cash or other property or other distributions or rights in respect to such Common Stock for which the applicable record date is prior to the date on which the Optionee shall have become the holder of record of the shares of Common Stock purchased pursuant to exercise of the Option.

SECTION 11 CHANGE IN CONTROL

11.1  Effect of Change in Control

           Notwithstanding any of the provisions of the Plan or any Option agreement or grant certificate evidencing Options granted hereunder, immediately upon a "Change in Control" (as defined in Section 11.2), all outstanding Options, whether or not otherwise exercisable as of the date of such Change in Control, shall accelerate and become fully exercisable and all restrictions thereon shall terminate in order that Optionees may fully realize the benefits thereunder. The Committee may determine in its discretion (but shall not be obligated to do so) that any or all holders of outstanding Options which are exercisable immediately prior to a Change of Control (including those that become exercisable under this Section 11.1) will be required to surrender them in exchange for a payment, in cash or Common Stock as determined by the Committee, equal to the value of such Options (as determined by the Committee in its discretion), with such payment to take place as of the date of the Change in Control or such other date as the Committee may prescribe.

11.2  Definition of Change in Control

           The term "Change in Control" shall mean the occurrence, at any time during the term of an Option granted under the Plan, of any of the following events:

           (a) The acquisition, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") (other than the Company or any benefit plan sponsored by the Company) of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of 30% or more of either (i) the then outstanding shares of the Common Stock (the "Outstanding Common Stock") or
      (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Voting Securities"); or

           (b) Individuals who, as of the Effective Date, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least one-third (1/3) of the Board (rounded down to the nearest whole number), provided that any individual whose election or nomination for election was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company; or

           (c) Consummation by the Company of a reorganization, merger or consolidation (a "Business Combination"), in each case, with respect to which all or substantially all of the individuals and entities who were the respective beneficial owners of the Outstanding Common Stock and Voting Securities immediately prior to such Business Combination do not, following such Business Combination, beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination in substantially the same proportion as their ownership immediately prior to such Business Combination of the Outstanding Common Stock and Voting Securities, as the case may be; or

           (d) Consummation of a complete liquidation or dissolution of the Company, or sale or other disposition of all or substantially all of the assets of the Company other than to a corporation with respect to which, following such sale or disposition, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors is then owned beneficially, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Common Stock and Voting Securities immediately prior to such sale or disposition in substantially the same proportions as their ownership of the Outstanding Common Stock and Voting Securities, as the case may be, immediately prior to such sale or disposition.

SECTION 12 POSTPONEMENT OF EXERCISE

      The Committee may postpone any exercise of an Option for such time as the Committee in its sole discretion may deem necessary in order to permit the Company to comply with any applicable laws or rules, regulations or other requirements of the Securities and Exchange Commission or any securities exchange or quotation system upon which the Common Stock is then listed or quoted. Any such postponement shall not extend the term of an Option and neither the Company nor its directors, officers, employees or agents shall have any obligation or liability to an Optionee, or to his or her successor or to any other person.

SECTION 13 TERMINATION, AMENDMENT AND TERM OF PLAN

13.1 The Board or the Committee may terminate, suspend, or amend the Plan, in whole or in part, from time to time, without the approval of the stockholders of the Company provided, however, that no Plan amendment shall be effective until approved by the stockholders of the Company if such stockholder approval is required in order for the Plan to continue to satisfy the requirements of Rule 16b-3 under the 1934 Act or applicable tax or other laws.

13.2 The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Option granted hereunder in the manner and to the extent it shall deem desirable, in its sole discretion, to effectuate the Plan. No amendment or termination of the Plan shall adversely affect any Option theretofore granted without the consent of the Optionee, except that the Committee may amend the Plan in a manner that does affect Options theretofore granted upon a finding by the Committee that such amendment is in the best interests of holders of outstanding Options affected thereby.

13.3 The Plan has been adopted and authorized by the Board of Directors for submission to the stockholders of the Company for their approval. If the Plan is approved by the stockholders of the Company, it shall be deemed to have become effective as of March 22, 2002. Unless earlier terminated in accordance herewith, the Plan shall terminate on March 22, 2012. Termination of the Plan shall not affect Options previously granted under the Plan.

SECTION 14 GOVERNING LAW

      The Plan shall be governed and interpreted in accordance with the laws of the State of Delaware, without regard to any conflict of law provisions which would result in the application of the laws of any other jurisdiction.

SECTION 15 NO RIGHT TO AWARD; NO RIGHT TO EMPLOYMENT

      No person shall have any claim of right to be granted an Option under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any employee of the Company any right to be retained in the employ of the Company or as giving any member of the Board any right to continue to serve in such capacity.

SECTION 16 AWARDS NOT INCLUDABLE FOR BENEFIT PURPOSES

      Income recognized by an Optionee pursuant to the provisions of the Plan shall not be included in the determination of benefits under any employee pension benefit plan (as such term is defined in Section 3(2) of the Employee Retirement Income Security Act of 1974) or group insurance or other benefit plans applicable to the Optionee which are maintained by the Company, except as may be provided under the terms of such plans or determined by resolution of the Committee.

SECTION 17 NO STRICT CONSTRUCTION

      No rule of strict construction shall be implied against the Company, the Committee, or any other person in the interpretation of any of the terms of the Plan, any Option granted under the Plan or any rule or procedure established by the Board.

SECTION 18 CAPTIONS

      All Section headings used in the Plan are for convenience only, do not constitute a part of the Plan, and shall not be deemed to limit, characterize or affect in any way any provisions of the Plan, and all provisions of the Plan shall be construed as if no captions have been used in the Plan.

SECTION 19 SEVERABILITY

      Whenever possible, each provision in the Plan and every Option at any time granted under the Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan or any Option at any time granted under the Plan shall be held to be prohibited by or invalid under applicable law, then such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law, and all other provisions of the Plan and every other Option at any time granted under the Plan shall remain in full force and effect.

SECTION 20 MODIFICATION FOR GRANTS OUTSIDE THE U.S.

      The Board may, without amending the Plan, determine the terms and conditions applicable to grants of Options to participants who are foreign nationals or employed outside the United States in a manner otherwise inconsistent with the Plan if the Board deems such terms and conditions necessary in order to recognize differences in local law or regulations, tax policies or customs.

                                  APPENDIX B

                         DENTSPLY International, Inc.
                   Audit & Information Technology Committee
                                    Charter

I.  PURPOSE

The primary function of the Audit & Information Technology Committee ("Committee") is to assist the Board of Directors ("Board") in fulfilling its oversight responsibilities related to corporate accounting, financial reporting practices, quality and integrity of financial reports as well as legal compliance, business ethics and review of information technology matters. It shall be the policy of the Committee to maintain free and open communication between the Board, the independent auditors, the internal auditors and the management of the company.

II.  ORGANIZATION

1.    Members  --  The  Committee   shall  be  composed  of  directors  who  are
  independent   of  the   management  of  the  Company  and  are  free  of  any
  relationship that, in the opinion of the Board, would interfere with their exercise of independent judgement as a committee member. Committee members shall be nominated by the Board, and the Committee shall be composed of not less than three independent Directors who are financially literate.

2. Meetings -- The Committee should meet on a regular basis and special meetings should be called as circumstances require. The Committee shall meet
  privately   from  time  to  time  with   representatives   of  the  Company's
  independent public accountants, the internal auditor and management. Written minutes should be kept for all meetings.

III.  FUNCTIONS

1. Independent Accountants -- Recommend to the Board annually, the firm to be employed by the Company as its independent accountants. Instruct the independent accountants that they are ultimately responsible to the Board and the Committee. Receive from the independent accountants a formal written statement delineating all relationships between the independent accountants and the Company, confirming their objectivity and independence, including in regard to scope of services.

2. Audit Plans & Results -- Review the plans, scope, fees and results for the annual audit and the internal audits with the independent auditors and the internal auditors. Inquire of management and the independent auditor if any significant financial reporting issues arose during the current audit and, if so, how they were resolved. Discuss any significant issues, if any, raised by the independent auditors in their Letter of Recommendations to Management regarding internal control weaknesses and process improvements. Also review the extent of any services and fees outside the audit area performed for the Company by its independent accountants.

3. Accounting Principles and Disclosures -- Review significant developments in accounting rules and recommended changes in the Company's methods of accounting or financial statements. The Committee also shall review with the independent accountants the quality and acceptability of the application of the Company's accounting principles to the Company's financial reporting, including any significant proposed changes in accounting principles and financial statements.

4. Internal Accounting Controls -- Consult with the independent accountants regarding the adequacy of internal accounting controls. Inquire as to the adequacy of the Company's accounting, financial, and auditing personnel resources. As appropriate, consultation with the independent accountants regarding internal controls should be conducted out of management's presence.

5. Internal Control Systems -- Review with management and internal auditors the Company's internal control systems intended to ensure the reliability of financial reporting and compliance with applicable codes of conduct, laws,
  and   regulations.   Reports  on  internal  audit  projects  with  management
  responses shall be available for Committee review. Special presentations may be requested of Company personnel responsible for such areas as legal, human
  resources,  information  technology,   environmental,  risk  management,  tax
  compliance and others as considered appropriate.

6.    Information   Technology  --  Review  information  technology  plans  with respect to corporate goals, industry trends, and competitive advantages. Review and assess the security of computer systems and applications and contingency plans for computer system breakdowns, particularly with respect to the processing of financial information.

In carrying out its responsibilities, the Committee believes that its policies and procedures should remain flexible in order that it can best react to changing conditions and environment and to assure to the directors and shareholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

PROXY

                        DENTSPLY INTERNATIONAL INC.
                 PROXY SOLICITED BY THE BOARD OF DIRECTORS
                      ANNUAL MEETING OF STOCKHOLDERS
                               MAY 22, 2002

         The undersigned stockholder of DENTSPLY International Inc. (the "Company") hereby appoints Brian M. Addison as the attorney and proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock, par value $.01 per share, of the Company which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company, to be held at the Company's Employee Meeting Room, 570 West College Avenue, York, Pennsylvania, on Wednesday, May 22, 2002, commencing at 9:30 a.m., local time, and at any adjournment or postponement thereof, as follows:

                (CONTINUED AND TO BE SIGNED ON OTHER SIDE)

                         DENTSPLY INTERNATIONAL INC.

PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.

1. Election of Class I Directors: Nominees: 01-Michael C. Alfano, 02-Burton C. Borgelt and 03-William F. Hecht. Instruction: TO WITHHOLD AUTHORITY to vote for any individual nominee, mark the oval "For All Except" and write that nominee's name in the space provided:

      All       All       For All Except
      / /       / /            / /               -------------------
                                                 Nominee Exception(s)

2. Proposal to ratify the appointment of PricewaterhouseCoopers LLP, independent certified accountants, to audit the books and accounts of the Company for the year ending December 31, 2002

      For       Against        Abstain
       / /            / /             / /

3.    Proposal  to  amend  the  Company's   Certificate  of  Incorporation  to
increase the number of authorized shares.

      For       Against        Abstain
       / /            / /             / /

4.    Proposal to approve the 2002 DENTSPLY  International  Inc.  Stock Option
Plan.

      For       Against        Abstain
       / /            / /             / /

In his discretion, the proxy holder is authorized to vote upon such other matters as may properly come before the meeting.

UNLESS OTHERWISE SPECIFIED, THE SHARES OF COMMON STOCK REPRESENTED HEREBY WILL BE VOTED "FOR" THE ELECTION AS CLASS I DIRECTORS OF ALL THE NOMINEES LISTED, AND "FOR" PROPOSALS 2, 3 AND 4.

   Dated: ________________________________, 2002


   -----------------------------------------------------
   Signature of Stockholder

   -----------------------------------------------------
   Signature of Stockholder

NOTE: Please sign this proxy exactly as name(s) appear on your stock certificate. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please add your title as such, and if signer is a corporation, please sign with full corporate name by a duly authorized officer or officers and affix the corporate seal. Where stock is issued in the name of two (2) or more persons, all such persons should sign.

              IMPORTANT: PLEASE SIGN, DATE AND RETURN PROMPTLY.

                           o FOLD AND DETACH HERE o

CONTROL NUMBER

              PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY FORM
                    PROMPTLY USING THE ENCLOSED ENVELOPE.

                                      OR

             TO VOTE BY INTERNET, FOLLOW THE INSTRUCTIONS BELOW:

o        Go to the following website: www.computershare.com/us/proxy

o Enter the information requested on the computer screen, including your six digit Control Number located above

o        Follow instructions on the screen


              IF YOU VOTE BY INTERNET, DO NOT MAIL THIS PROXY CARD

[LOGO]
                                                   DENTSPLY INTERNATIONAL INC.
                                                       570 West College Avenue
                                                                  P.O. Box 872
                                                           York, PA 17405-0872
                                                                (717) 845-7511
                                                            Fax (717) 849-4753

April 18, 2002

Dear DENTSPLY ESOP Participant:

AS A PARTICIPANT IN THE DENTSPLY EMPLOYEE STOCK OWNERSHIP PLAN, YOU HAVE THE RIGHT TO DIRECT THE ESOP TRUSTEE TO VOTE THE SHARES OF DENTSPLY COMMON STOCK ALLOCATED TO YOUR ESOP ACCOUNT.

Enclosed for your information are: a proxy statement providing background for the proposals to be acted upon at DENTSPLY's 2002 Annual Meeting of Stockholders, and the Annual Report for DENTSPLY for the year ending December 31, 2001. Please read the proxy statement carefully, and decide how you want the trustee to vote the shares of stock that are allocated to your ESOP account. Then, fill in the enclosed voting instruction card to direct the ESOP trustee, T. Rowe Price Retirement Plan Services, Inc., how to vote the shares in your ESOP account.

YOUR VOTE IS IMPORTANT.

The ESOP trustee will vote your shares as you direct. Any shares for which the ESOP trustee receives no voting instructions, and any unallocated shares, will be voted by the ESOP trustee as instructed by the DENTSPLY ESOP Committee.

YOUR VOTE IS CONFIDENTIAL.

Your voting instructions will be kept confidential by the ESOP trustee. Voting tabulations that identify individual ESOP participants will not be disclosed to DENTSPLY.

MAKE YOUR VOTE COUNT.

Please review the proxy statement, then vote by mail or through the internet by following the instructions on the proxy card. Proxy votes must be received no later than May 20, 2002.


Very truly yours,

/s/ JOHN C. MILES II

John C. Miles II
Chairman of the Board and
Chief Executive Officer

                             VOTING INSTRUCTIONS

                         DENTSPLY INTERNATIONAL INC.
                 ANNUAL MEETING OF STOCKHOLDERS, MAY 22, 2002


To T. Rowe Price Retirement Plan Services, Inc., Trustee:

         As a participant in the DENTSPLY International Inc. Employee Stock Ownership Plan (the "ESOP"), I hereby instruct you to vote the shares of Common Stock, par value $.01 per share ("Common Stock"), of DENTSPLY
International Inc. (the "Company") allocated to my ESOP account (a) in accordance with the following direction and (b) to grant a proxy to the proxy nominated by the Company's Board of Directors authorizing him to vote in his discretion upon such other matters as may properly come before the meeting.

                  (CONTINUED AND TO BE SIGNED ON OTHER SIDE)

                         DENTSPLY INTERNATIONAL INC.
  PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. / /

1. Election of Class I Directors: Nominees: 01-Michael C. Alfano, 02-Burton C. Borgelt and 03-William F. Hecht. Instruction: TO WITHHOLD AUTHORITY to vote for any individual nominee, mark the oval "For All Except" and write that nominee's name in the space provided:

      All       All       For All Except
      / /       / /            / /               -------------------
                                                 Nominee Exception(s)

2. Proposal to ratify the appointment of PricewaterhouseCoopers LLP, independent certified accountants, to audit the books and accounts of the Company for the year ending December 31, 2002

      For       Against        Abstain
       / /            / /             / /

3.    Proposal  to  amend  the  Company's   Certificate  of  Incorporation  to
increase the number of authorized shares.

      For       Against        Abstain
       / /            / /             / /

4.    Proposal to approve the 2002 DENTSPLY  International  Inc.  Stock Option
Plan.

      For       Against        Abstain
       / /            / /             / /

In his discretion, the proxy holder is authorized to vote upon such other matters as may properly come before the meeting.

UNLESS OTHERWISE SPECIFIED, THE SHARES OF COMMON STOCK REPRESENTED HEREBY WILL BE VOTED "FOR" THE ELECTION AS CLASS I DIRECTORS OF ALL THE NOMINEES LISTED, AND "FOR" PROPOSALS 2, 3 AND 4.


Dated: ________________________________, 2002


-----------------------------------------------------
Signature of Stockholder

-----------------------------------------------------
Signature of Stockholder


NOTE: Please sign this proxy exactly as name(s) appear on your stock certificate. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please add your title as such, and if signer is a corporation, please sign with full corporate name by a duly authorized officer or officers and affix the corporate seal. Where stock is issued in the name of two (2) or more persons, all such persons should sign.


              IMPORTANT: PLEASE SIGN, DATE AND RETURN PROMPTLY.

                           o FOLD AND DETACH HERE o

CONTROL NUMBER

              PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY FORM
                    PROMPTLY USING THE ENCLOSED ENVELOPE.

                                      OR

             TO VOTE BY INTERNET, FOLLOW THE INSTRUCTIONS BELOW:

o        Go to the following website: www.computershare.com/us/proxy

o Enter the information requested on the computer screen, including your six digit Control Number located above

o        Follow instructions on the screen


             IF YOU VOTE BY INTERNET, DO NOT MAIL THIS PROXY CARD

[LOGO]
                                                   DENTSPLY INTERNATIONAL INC.
                                                       570 West College Avenue
                                                                  P.O. Box 872
                                                           York, PA 17405-0872
                                                                (717) 845-7511
                                                            Fax (717) 849-4753

April 18, 2002


Dear DENTSPLY 401(k) Participant:

AS A PARTICIPANT IN THE DENTSPLY 401(K) SAVINGS PLAN, YOU HAVE THE RIGHT TO DIRECT THE 401(K) TRUSTEE TO VOTE THE SHARES OF DENTSPLY COMMON STOCK HELD IN YOUR 401(K) ACCOUNT.

Enclosed for your information are: a proxy statement providing background for the proposals to be acted upon at DENTSPLY's 2002 Annual Meeting of Stockholders, and the Annual Report for DENTSPLY for the year ending December 31, 2001. Please read the proxy statement carefully, and decide how you want the trustee to vote the shares of stock that are allocated to your 401(k) account. Then, fill in the enclosed voting instruction card to direct the 401(k) trustee, T. Rowe Price Retirement Plan Services, Inc., how to vote the shares in your 401(k) account.

YOUR VOTE IS IMPORTANT.

The 401(k) trustee will vote your shares as you direct. Any shares for which the 401(k) trustee receives no voting instructions will be voted by the 401(k) trustee as instructed by the DENTSPLY 401(k) Committee.

YOUR VOTE IS CONFIDENTIAL.

Your voting instructions will be kept confidential by the 401(k) trustee. Voting tabulations that identify individual 401(k) participants will not be disclosed to DENTSPLY.

MAKE YOUR VOTE COUNT.

Please review the proxy statement, then vote by mail or through the internet by following the instructions on the proxy card. Proxy votes must be received no later than May 20, 2002.

Very truly yours,

/s/ JOHN C. MILES II

John C. Miles II
Chairman of the Board and
Chief Executive Officer

                             VOTING INSTRUCTIONS

                         DENTSPLY INTERNATIONAL INC.
                 ANNUAL MEETING OF STOCKHOLDERS, MAY 22, 2002


To T. Rowe Price Retirement Plan Services, Inc., Trustee:

         As a participant in the DENTSPLY International Inc. 401(k) Savings Plan (the "401(k)"), I hereby instruct you to vote the shares of Common Stock, par value $.01 per share ("Common Stock"), of DENTSPLY International Inc. (the "Company") allocated to my 401(k) account (a) in accordance with the following direction and (b) to grant a proxy to the proxy nominated by the Company's Board of Directors authorizing him to vote in his discretion upon such other matters as may properly come before the meeting.

                  (CONTINUED AND TO BE SIGNED ON OTHER SIDE)

                         DENTSPLY INTERNATIONAL INC.
  PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. / /

1. Election of Class I Directors: Nominees: 01-Michael C. Alfano, 02-Burton C. Borgelt and 03-William F. Hecht. Instruction: TO WITHHOLD AUTHORITY to vote for any individual nominee, mark the oval "For All Except" and write that nominee's name in the space provided:

      All       All       For All Except
      / /       / /            / /               -------------------
                                                 Nominee Exception(s)

2. Proposal to ratify the appointment of PricewaterhouseCoopers LLP, independent certified accountants, to audit the books and accounts of the Company for the year ending December 31, 2002

      For       Against        Abstain
       / /            / /             / /

3.    Proposal  to  amend  the  Company's   Certificate  of  Incorporation  to
increase the number of authorized shares.

      For       Against        Abstain
       / /            / /             / /

4.    Proposal to approve the 2002 DENTSPLY  International  Inc.  Stock Option
Plan.

      For       Against        Abstain
       / /            / /             / /

In his discretion, the proxy holder is authorized to vote upon such other matters as may properly come before the meeting.

UNLESS OTHERWISE SPECIFIED, THE SHARES OF COMMON STOCK REPRESENTED HEREBY WILL BE VOTED "FOR" THE ELECTION AS CLASS I DIRECTORS OF ALL THE NOMINEES LISTED, AND "FOR" PROPOSALS 2, 3 AND 4.


Dated: ________________________________, 2002


-----------------------------------------------------
Signature of Stockholder

-----------------------------------------------------
Signature of Stockholder


NOTE: Please sign this proxy exactly as name(s) appear on your stock certificate. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please add your title as such, and if signer is a corporation, please sign with full corporate name by a duly authorized officer or officers and affix the corporate seal. Where stock is issued in the name of two (2) or more persons, all such persons should sign.


              IMPORTANT: PLEASE SIGN, DATE AND RETURN PROMPTLY.

                           o FOLD AND DETACH HERE o

CONTROL NUMBER

              PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY FORM
                    PROMPTLY USING THE ENCLOSED ENVELOPE.

                                      OR

             TO VOTE BY INTERNET, FOLLOW THE INSTRUCTIONS BELOW:

o        Go to the following website: www.computershare.com/us/proxy

o Enter the information requested on the computer screen, including your six digit Control Number located above

o        Follow instructions on the screen


             IF YOU VOTE BY INTERNET, DO NOT MAIL THIS PROXY CARD